As filed with the Securities and Exchange Commission on February 24, 1999.


                                                      Registration No. 333-33351

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                      TO REGISTRATION STATEMENT ON FORM S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B
                     (Formerly FNAL Variable Life Account I)
                              (Exact name of trust)

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
             (formerly First North American Life Assurance Company)
                               (Name of depositor)

                             Corporate Center at Rye
                            555 Theodore Fremd Avenue
                               Rye, New York 10580
              (Address of depositor's principal executive offices)

A. Scott Logan, President                          Copy to:
The Manufacturers Life Insurance Company of
     New York                                      J. Sumner Jones
Corporate Center at Rye                            Jones & Blouch L.L.P.
555 Theodore Fremd Avenue                          1025 Thomas Jefferson St., NW
Rye, New York  10580                               Suite 405 West
(Name and Address of Agent for Service)            Washington, DC  20007-0805

Approximate date of commencement of proposed public offering: As soon after the effective date of this Registration Statement as is practicable.


                                              -----------------------

It is proposed that this filing will become effective:

         ___ immediately upon filing pursuant to paragraph (b) of Rule 485

         ___ on (date) pursuant to paragraph (b) of Rule 485

         ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

          X  on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485

         ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

FORM
N-8B-2
ITEM NO.    CAPTION IN PROSPECTUS
1           Cover Page; General Information About Manulife New York, the
            Separate Account and Manufacturers Investment Trust

2           Cover Page; General Information About Manulife New York, the
            Separate Account and Manufacturers Investment Trust

3           *

4           Miscellaneous Matters (Distribution of the Policy)

5 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

6 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

7           *

8           *

9           Miscellaneous Matters (Pending Litigation)

10          Detailed Information About The Policies

11 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

12 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

13          Detailed Information About The Policies (Charges and Deductions)

14          Detailed Information About the Policies (Premium Provisions --
            Policy Issue and Initial Premium); Miscellaneous Matters
            (Responsibilities Assumed By Manulife New York)

15          Detailed Information About The Policies (Premium Provisions --
            Policy Issue and Initial Premium)

16          **

17          Detailed Information About The Policies (Policy Values -- Partial
            Withdrawals and Surrenders); Other Provisions -- Payment of
            Proceeds)

18 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

19          Detailed Information About The Policies (Other Provisions - Reports
            To Policyowners); Miscellaneous Matters (Responsibilities Assumed By
            Manulife New York)

20          *

21          Detailed Information About The Policies

22          *

23          **

24          Detailed Information About the Policies (Other General Policy
            Provisions)

25 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

26          *

27          **

28          Miscellaneous Matters (The Directors And Officers Of Manulife New
            York)

29 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

30          *

31          *

32          *

33          *

34          *

35          **

36          *

37          *

38          Miscellaneous Matters (Distribution of the Policy; Responsibilities
            Assumed By Manulife New

            York)

39          Miscellaneous Matters (Distribution of the Policy)

40          *

41          **

42          *

43          *

44          Detailed Information About The Policies (Policy Values - Policy
            Value)

45          *

46          Detailed Information About The Policies (Policy Values - Partial
            Withdrawals and Surrenders; Other Provisions -- Payment of Proceeds)

47 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

48          *

49          *

50 General Information About Manulife New York, the Separate Account and Manufacturers Investment Trust

51          Detailed Information About The Policies

52          Detailed Information About The Policies (Miscellaneous Matters --
            Portfolio Share Substitution)

53          **

54          *

55          *

56          *

57          *

58          *

59          Financial Statements

--------------

* Omitted since answer is negative or item is not applicable.

** Omitted.

                                     PART I

                                   PROSPECTUS

PROSPECTUS

         THE MANUFACTURERS LIFE INSURANCE
         COMPANY OF NEW YORK
         SEPARATE ACCOUNT B
         VENTURE VUL

         A  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the flexible premium variable life insurance policy (the "Policy") issued by The Manufacturers Life Insurance Company of New York ("we" or "us"). The Policies are designed to provide lifetime insurance protection together with flexibility as to:

         -        the timing and amount of premium payments;

         -        the investments underlying the Policy Value; and

         -        the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of our Separate Account B (the "Separate Account").

We use the assets of each sub-account to purchase shares of a particular investment portfolio ("Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying Trust prospectus and the corresponding statement of additional information describe the investment objectives of the Portfolios in which you may invest net premiums. The Portfolios available to you are set forth commencing on the inside front cover. We may add other sub-accounts and Portfolios in the future.

You should ask one of our sales representative if changing, or adding to, existing insurance coverage would be advantageous. You should note that it may not be advisable to purchase a Policy as a replacement for existing insurance.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE POLICY THAT YOU SHOULD KNOW BEFORE INVESTING.

The Securities and Exchange Commission (the "SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file with the SEC.

THE POLICIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



HOME OFFICE:
The Manufacturers Life Insurance
Company of New York
Corporate Center at Rye
555 Theodore Fremd Avenue
Rye, New York 10580-9966


SERVICE OFFICE MAILING ADDRESS:
The Manufacturers Life Insurance
Company of New York
P.O. Box 633, Niagara Square Station
Buffalo, New York 14201-0633
TELEPHONE: 1-888-267-7784




                 The date of this prospectus is          , 1999.

ELIGIBLE PORTFOLIOS

The Portfolios of the Trust available under the Policies are as follows:

AGGRESSIVE GROWTH PORTFOLIOS

PACIFIC RIM EMERGING MARKETS TRUST. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation ("MAC") manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries of the Pacific Rim region.

SCIENCE & TECHNOLOGY TRUST. The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective. T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the Science & Technology Trust.

INTERNATIONAL SMALL CAP TRUST. The investment objective of the International Small Cap Trust is to seek long-term capital appreciation. Founders Asset Management, LLC ("Founders") manages the International Small Cap Trust and will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

EMERGING SMALL COMPANY TRUST (formerly the Emerging Growth Trust). The investment objective of the Emerging Small Company Trust is maximum capital appreciation. Warburg Pincus Asset Management, Inc. manages the Emerging Small Company Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Small Company Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

PILGRIM BAXTER GROWTH TRUST. The investment objective of the Pilgrim Baxter Growth Trust is capital appreciation. Pilgrim Baxter & Associates, Ltd. ("PBA") manages the Pilgrim Baxter Growth Trust and seeks to achieve its objective by investing in companies believed by PBA to have an outlook for strong earnings growth and the potential for significant capital appreciation.

SMALL/MID CAP TRUST. The investment objective of the Small/Mid Cap Trust is to seek long term capital appreciation. Fred Alger Management, Inc. manages the Small/Mid Cap Trust and will pursue this objective by investing at least 65% of the portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities.

INTERNATIONAL STOCK TRUST. The investment objective of the International Stock Trust is to achieve long-term growth of capital. Rowe Price-Fleming International, Inc. manages the International Stock Trust and seeks to obtain this objective by investing primarily in common stocks of established, non-U.S. companies.

GROWTH PORTFOLIOS

WORLDWIDE GROWTH TRUST. The investment objective of the Worldwide Growth Trust is long-term growth of capital. Founders manages the Worldwide Growth Trust and seeks to attain this objective by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

GLOBAL EQUITY TRUST. The investment objective of the Global Equity Trust is long-term capital appreciation. Morgan Stanley Dean Witter Investment Management Inc. manages the Global Equity Trust and intends to pursue this objective by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.


SMALL COMPANY VALUE TRUST. The investment objective of the Small Company Value Trust is long-term growth of capital. AXA Rosenberg investment Management LLC manages the Small Company Value Trust and intends to pursue this objective by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

EQUITY TRUST. The principal investment objective of the Equity Trust is growth of capital. Current income is a secondary consideration although growth of income may accompany growth of capital. Fidelity Management Trust Company ("FMTC") manages the Equity Trust and seeks to attain the foregoing objective by investing primarily in common stocks of United States issuers or securities convertible into or which carry the right to buy common stocks.

GROWTH TRUST. The investment objective of the Growth Trust is to seek long-term growth of capital. Founders manages the Growth Trust and will pursue this objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of well-established, high-quality growth companies that Founders believes have the potential to increase earnings faster than the rest of the market.

QUANTITATIVE EQUITY TRUST. The investment objective of the Quantitative Equity Trust is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above-average rate of return. MAC manages the Quantitative Equity Trust.

EQUITY INDEX TRUST. The investment objective of the Equity Index Trust is to achieve investment results which approximate the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. MAC manages the Equity Index Trust.

BLUE CHIP GROWTH TRUST. The primary investment objective of the Blue Chip Growth Trust is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the portfolio are expected to pay dividends. T. Rowe Price manages the Blue Chip Growth Trust.

REAL ESTATE SECURITIES TRUST. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. MAC manages the Real Estate Securities Trust.

GROWTH & INCOME PORTFOLIOS

VALUE TRUST. The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Miller Anderson & Sherrerd, LLP ("MAS") manages the Value Trust and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

INTERNATIONAL GROWTH AND INCOME TRUST. The investment objective of the International Growth and Income Trust is to seek long-term growth of capital and income. The Portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States. J.P. Morgan Investment Management Inc. manages the International Growth and Income Trust.

GROWTH AND INCOME TRUST. The investment objective of the Growth and Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company, LLP ("Wellington Management") manages the Growth and Income Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality.

EQUITY-INCOME TRUST. The investment objective of the Equity-Income Trust is to provide substantial dividend income and also long term capital appreciation. T. Rowe Price manages the Equity-Income Trust and seeks to attain this objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

BALANCED PORTFOLIOS

BALANCED TRUST. The investment objective of the Balanced Trust is current income and capital appreciation. Founders is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

AUTOMATIC ASSET ALLOCATION TRUSTS (AGGRESSIVE, MODERATE AND CONSERVATIVE). The investment objective of each of the Automatic Asset Allocation Trusts is to realize the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive. The amount of each Portfolio's assets invested in each category of securities -- debt, equity, and money market -- is dependent upon the judgment of FMTC as to what percentages of each Portfolio's assets in each category will contribute to the limitation of risk and the achievement of its investment objective.

BOND PORTFOLIOS

HIGH YIELD TRUST. The investment objective of High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the High Yield Trust and seeks to attain this objective by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

STRATEGIC BOND TRUST. The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital. The Strategic Bond Trust seeks to achieve its objective by giving its Subadviser, Salomon Brothers Asset Management Inc. ("SBAM") broad discretion to deploy the Strategic Bond Trust's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the Portfolio's objective.

GLOBAL GOVERNMENT BOND TRUST. The investment objective of the Global Government Bond Trust is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital. Oechsle International Advisors, LLC manages the Global Government Bond Trust and intends to pursue this objective by investing primarily in a selected global portfolio of high-quality, fixed-income securities of foreign and U.S. governmental entities and supranational issuers.

CAPITAL GROWTH BOND TRUST. The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. MAC manages the Capital Growth Bond Trust. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

INVESTMENT QUALITY BOND TRUST. The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity. Wellington Management manages the Investment Quality Bond Trust and seeks to achieve the Portfolio's objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

U.S. GOVERNMENT SECURITIES TRUST. The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Trust and seeks to attain its objective by investing a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

MONEY MARKET PORTFOLIO

MONEY MARKET TRUST. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. MAC manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.

LIFESTYLE PORTFOLIOS

LIFESTYLE AGGRESSIVE 1000 TRUST. The investment objective of the Lifestyle Aggressive 1000 Trust is to provide long term growth of capital. Current income is not a consideration. MAC manages the Portfolio and seeks to achieve this objective by investing approximately 100% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE GROWTH 820 TRUST. The investment objective of the Lifestyle Growth 820 Trust is to provide long term growth of capital with consideration also given to current income. MAC manages the Portfolio and seeks to achieve this objective by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE BALANCED 640 TRUST. The investment objective of the Lifestyle Balanced 640 Trust is to provide a balance between high level of current income and growth of capital with a greater emphasis given to capital growth. MAC manages the Portfolio and seeks to achieve this objective by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE MODERATE 460 TRUST. The investment objective of the Lifestyle Moderate 460 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income. MAC manages the Portfolio and seeks to achieve this objective by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE CONSERVATIVE 280 TRUST. The investment objective of the Lifestyle Conservative 280 Trust is to provide a high level of current income with some consideration also given to growth of capital. MAC manages the Portfolio and seeks to achieve this objective by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

                               PROSPECTUS CONTENTS

                                                                                PAGE
                                                                                ----
INTRODUCTION TO POLICIES..................................................
GENERAL INFORMATION ABOUT US, ............................................
  THE SEPARATE ACCOUNT  AND THE  TRUST ...................................
     Manulife New York ...................................................
     Separate Account B ..................................................
     Manufacturers Investment Trust ......................................
DETAILED INFORMATION ABOUT THE POLICIES...................................
   PREMIUM PROVISIONS ....................................................
     Policy Issue And Initial Premium ....................................
     Premium Allocation ..................................................
     Premium Limitations .................................................
     Short-Term Cancellation Right And "Free Look"........................
     Provisions ..........................................................
   INSURANCE BENEFIT .....................................................
     The Insurance Benefit ...............................................
     No Lapse Guarantee...................................................
     No Lapse Guarantee Cumulative Premium Test...........................
     Death Benefit Options ...............................................
     Death Benefit Option Changes ........................................
     Face Amount Changes .................................................
   POLICY VALUES .........................................................
     Policy Value ........................................................
     Transfers Of Policy Value ...........................................
     Policy Loans ........................................................
     Partial Withdrawals And Surrenders ..................................
     Charges and Deductions ..............................................
     Deductions From Premiums ............................................
     Surrender Charges....................................................
     Monthly Deductions ..................................................
     Administration Charge ...............................................
     Cost Of Insurance Charge ............................................
     Mortality And Expense Risks Charge ..................................
     Other Charges .......................................................
     The General Account .................................................
   OTHER GENERAL POLICY PROVISIONS .......................................
     Policy Default.......................................................
     Policy Reinstatement ................................................
     Miscellaneous Policy Provisions .....................................
   OTHER PROVISIONS ......................................................
     Supplementary Benefits ..............................................
     Payment Of Proceeds .................................................
     Reports To Policyowners .............................................

MISCELLANEOUS MATTERS ....................................................
     Portfolio Share Substitution ........................................
     Federal Income Tax Considerations ...................................
     Tax Status Of The Policy ............................................
     Tax Treatment Of Policy Benefits ....................................
     Our Taxes ...........................................................
     Distribution Of The Policy ..........................................
     Responsibilities Assumed By Us and MSS ..............................
     Voting Rights .......................................................
     Directors And Officers Of Manulife New York .........................
     State Regulations ...................................................
     Pending Litigation ..................................................
     Additional Information ..............................................
     Legal Matters .......................................................
     Experts .............................................................
     Year 2000 Issues ....................................................
FINANCIAL STATEMENTS .....................................................
APPENDICES ...............................................................
A.   Sample Illustrations Of Policy Values, Cash Surrender................
     Values And Death Benefits ...........................................
B.   Definitions .........................................................


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

You should examine this prospectus carefully. The INTRODUCTION TO POLICIES will briefly describe the Policy. More detailed information will be found within.

                  INTRODUCTION TO POLICIES

                  The following summary is intended to provide a general description of the most important features of the Policy. It is not a complete description. You should read all of this prospectus in order to fully understand the provisions of the Policy.

                  GENERAL

                  The Policy provides a death benefit in the event of the death of the life insured to the person you name as the beneficiary.

                  You may pay premiums at any time and in any amount, subject to certain limitations.

--------------------------------------------------------------------------------
You may tell us how to invest your premiums.
--------------------------------------------------------------------------------

                  You may instruct us as to how your premiums, net of certain deductions, will be allocated. You may choose among the Fixed Account and the sub-accounts of the Separate Account. The premiums you allocate to the sub-accounts of the Separate Account are invested in shares of a particular Portfolio of the Trust. You may change your instructions as to how premiums should be allocated at any time. You may also transfer amounts among the sub-accounts subject to certain restrictions (see "Transfers of Policy Value").

                  The Portfolios currently available to you are set forth beginning on the inside front cover of this prospectus. In the future we may make available other sub-accounts and Portfolios.

                  The Policy has a Policy Value reflecting premiums you have paid, the investment performance of the accounts to which you have allocated premiums, and certain charges for expenses and cost of insurance. You may obtain a portion of the Policy Value by making a policy loan or a partial withdrawal, or by full surrender of the Policy.

                  DEATH BENEFIT

--------------------------------------------------------------------------------
You have two death benefit options.
--------------------------------------------------------------------------------

                  DEATH BENEFIT OPTIONS. You choose one of two death benefit options:

                           - a death benefit equal to the face amount of the Policy, or

                           - a death benefit equal to the face amount of the Policy plus the Policy Value.

                  Under either option, the death benefit may have to be increased to satisfy the so-called "corridor percentage test" under the definition of life insurance in the Internal Revenue Code of 1986, as amended (the "Code"). See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "The Insurance Benefit" and "Death Benefit Options."

                  YOU MAY CHANGE THE DEATH BENEFIT OPTION. You may change the death benefit option after the Policy has been in force for one year. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Death Benefit Option Changes."

--------------------------------------------------------------------------------
You may increase or decrease the Policy's face amount.
--------------------------------------------------------------------------------

                  YOU MAY INCREASE THE FACE AMOUNT. After the Policy has been in force for one year, you may increase the face amount of the Policy once per policy year. You may have to furnish satisfactory evidence of your insurability. Usually a Policy will have new surrender charges after an increase. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

                  YOU MAY DECREASE THE FACE AMOUNT. After the Policy has been in force for one year, you may decrease the face amount once per policy year. A decrease in face amount may result in the deduction of surrender charges. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Face Amount Changes."

                  PREMIUM PAYMENTS ARE FLEXIBLE

--------------------------------------------------------------------------------
You may pay premiums at any time.
--------------------------------------------------------------------------------

                  You may pay premiums at any time and in any amount, subject to certain limitations. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Policy Issue" and "Premium Limitations."

                  You must pay at least the Initial Premium to put the Policy in force. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS - "Premium Limitations."

                  After the Initial Premium is paid there is no minimum premium required. However, for Policies with a face amount of at least $250,000, by complying with the No Lapse Guarantee Cumulative Premium Test, you can ensure that the Policy will not go into default for the first five policy years. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT - "No Lapse Guarantee."

                  The Policy is subject to maximum premium limitations to ensure that it qualifies as life insurance under rules defined in the Code. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Premium Limitations."

                  THE POLICY VALUE

--------------------------------------------------------------------------------
What is the Policy  Value?
--------------------------------------------------------------------------------

                  The Policy has a Policy Value which reflects the following:

                  -        the premium payments you have made;

                  - the investment performance of the sub-accounts to which you have allocated net premiums.

                  - the interest we have credited to amounts allocated to our Fixed Account;

                  -        any partial withdrawals you have made;

                  -        and charges we have deducted under the Policy.

                  The Policy Value is the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account.

                  INVESTMENT ACCOUNT. We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you have allocated net premiums or have transferred amounts. An Investment Account measures the interest of the Policy in the corresponding sub-account.

                  The value of each Investment Account under the Policy varies each Business Day and reflects the investment performance of the Portfolio shares held in the corresponding sub-account. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Value."

                  FIXED ACCOUNT. The Fixed Account consists of that portion of the Policy Value based on net premiums allocated to, and amounts transferred to, the general account of the Company.

                  We credit interest on amounts in the Fixed Account at an effective annual rate guaranteed to be at least 4%. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "The General Account."

                  LOAN ACCOUNT. When you make a policy loan, we will establish a Loan Account under the Policy. We will transfer an amount from the Investment Accounts and the Fixed Account to the Loan Account.

                  We will credit interest to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited on loan amounts will be the rate charged on loan amounts less an interest rate differential, currently 1.75%. For Select Loan Amounts the interest rate differential is currently 0%. This is subject to change in certain circumstances. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Loans."

--------------------------------------------------------------------------------
You may transfer amounts among the various investment options.
--------------------------------------------------------------------------------

                  TRANSFERS ARE PERMITTED. You may transfer amounts among the sub-accounts of the Separate Account and our Fixed Account, subject to certain restrictions.

                  We permit twelve transfers per policy year at no cost to you. Transfers in excess of that will cost $25 per transfer. If you request more than one transfer at the same time, we will treat your requests as a single request.

                  Certain restrictions may apply to transfer requests. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Value."

                  USING THE POLICY VALUE

--------------------------------------------------------------------------------
How you may use your Policy Value.
--------------------------------------------------------------------------------

                  BORROWING AGAINST THE POLICY VALUE. You may borrow against the Policy Value. The minimum loan amount is $500.

                  Loan interest will be charged on a fixed basis at an effective annual rate of 5.75%. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Policy Loans."

                  YOU MAY MAKE A PARTIAL WITHDRAWAL OF THE POLICY VALUE. After a Policy has been in force for one year, you may make a partial withdrawal of the Policy Value. The minimum amount you may withdraw is $500. You may specify that the withdrawal is to be made from a specific Investment Account or the Fixed Account.

                  A partial withdrawal may result in a reduction in the face amount of the Policy. It may also result in the assessment of a portion of the surrender charges to which the Policy is subject. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Partial Withdrawals and Surrenders" and "Surrender Charges."

                  THE POLICY MAY BE SURRENDERED FOR ITS NET CASH SURRENDER VALUE. The Net Cash Surrender Value is equal to the Policy Value less surrender charges, outstanding monthly deductions due and the value of the Policy Debt Account. Surrender of a Policy during the Surrender Charge Period will usually result in assessment of surrender charges. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Partial Withdrawals and Surrenders," "Charges and Deductions" and "Surrender Charges."

                  CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------
What are the various charges under the Policy?
--------------------------------------------------------------------------------

                  1) DEDUCTIONS FROM PREMIUMS. We reserve the right to make a charge for state, local and Federal taxes in an amount not to exceed 3.60%. We currently make no deduction of charges from premium payments for such taxes.

                  2) SURRENDER CHARGES. We usually deduct a deferred underwriting charge and a deferred sales charge if, during the Surrender Charge Period:

                           - you surrender the Policy for its Net Cash Surrender Value,

                           - you make a partial withdrawal in excess of the Withdrawal Tier Amount,

                           - you decrease the face amount of the Policy, or

                           -        the Policy lapses.

                  The deferred underwriting charge is $4.50 for each $1,000 of face amount of life insurance coverage initially or added by increase.

                  In effect, the charge applies only to the first $500,000 of face amount initially purchased or the first $500,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $2,250.

                  The maximum deferred sales charge is 50% of premiums paid up to a maximum number of Target Premiums that varies (from -2.00 to 2.59) according to the issue age of the life insured, the face amount at issue and the amount of any increase.

                  The full amount of the deferred underwriting charge and the deferred sales charge will be in effect for five years following Policy issue. Beginning in the sixth year, these charges grade downward over a maximum ten-year period. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Charges And Deductions" and "Surrender Charges."

                  If you increase the face amount, the surrender charges applicable to the increase will be those rates that would apply if a Policy were issued to the life insured at his or her then attained age and based on the amount of the increase.

                  3) MONTHLY DEDUCTIONS. At the beginning of each policy month we deduct from the Policy Value:

                           - an administration charge of $35 per month until the first policy anniversary; thereafter $10 per month (the right is reserved to increase the administration charge by up to $.01 per $1,000 of face amount per month),

                           -        a charge for the cost of insurance,

                           - a charge for mortality and expense risks of 0.075% per month through the later of the tenth policy anniversary and your attained age 60 and, thereafter, 0.0375% per month (this charge is assessed against the value of your investment accounts), and

                           - charge(s) for any supplementary benefit(s) added to the Policy.

                  The cost of insurance charge varies based on the net amount at risk under the Policy and the applicable cost of insurance rate. Cost of insurance rates vary according to issue age, the duration of the coverage, sex, any additional ratings indicated in the policy, and risk class of the life insured. The maximum cost of insurance rate we charge will not exceed the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. However, any additional ratings as indicated in the Policy will be added to the cost of insurance rate. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES - "Charges and Deductions" and "Monthly Deductions."

                  If the Policy is still in force when the life insured attains age 100, we will pay the policyowner the Net Cash Surrender Value as of the Maturity Date of the Policy.

                  4) OTHER CHARGES. Charges will be imposed on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve per policy year and a $5 charge for each Dollar Cost Averaging transfer if Policy Value does not exceed $15,000. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Transfers Of Policy Value."

                  INVESTMENT MANAGEMENT FEES AND EXPENSES

                  The Trust (excluding the Lifestyle Trusts) pays investment management fees that range from .25% to 1.10% of the assets of the Portfolios. Total Trust annual expenses range from .54% to 1.95% of the assets of the Portfolios (excluding the Lifestyle Trusts). In the case of the Lifestyle Trusts, Manufacturers Securities Services, LLC ("MSS"), the adviser to the Trust, has voluntarily agreed to pay the expenses of the Lifestyle Trusts (other than the expenses of the Underlying Portfolios). Absent the expense reimbursement agreement between the adviser and the Trust, total trust annual expenses for the Lifestyle Trusts would range from .748% to 1.156%. This expense reimbursement may be terminated at any time. Because each Lifestyle Trust invests in shares of other Portfolios, each will bear its pro rata share of the fees and expenses incurred by the other Portfolios. See DETAILED INFORMATION ABOUT THE POLICIES; POLICY VALUES -- "Other Charges."

                  We reserve the right to charge or establish a provision for any Federal, state or local taxes that may be attributable to the Separate Account or our operations with respect to the Policies. This charge or provision for taxes would be in addition to the deductions for state, local and Federal taxes currently being made.

                  SUPPLEMENTARY BENEFITS

--------------------------------------------------------------------------------
Supplementary benefits are available.
--------------------------------------------------------------------------------

                  You may choose to add certain supplementary benefits to the Policy. These supplementary benefits are offered subject to state approval and include

                           -        an accidental death benefit,

                           - change of life insured (for corporate owned Policies), and

                           - a disability benefit to waive the cost of monthly deductions.

                  The cost of any supplementary benefits will be deducted from the Policy Value monthly. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER PROVISIONS -- "Supplementary Benefits."

                  DEFAULT

                  Unless the No Lapse Guarantee is in effect, the Policy will go into default if the Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly charges then due. The Policy will not go into default if the policy qualifies for the No Lapse Guarantee. We will send a notice to you if the Policy goes into default. It will allow a grace period in which you may make a premium payment sufficient to bring the Policy out of default. If you do not pay the required premium during the grace period, the Policy will terminate. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

                  NO LAPSE GUARANTEE

--------------------------------------------------------------------------------
You may be able to guarantee that your Policy will not go into default.
--------------------------------------------------------------------------------

                  On Policies issued with a face amount of at least $250,000, as long as the No Lapse Guarantee Cumulative Premium Test is satisfied, we will guarantee that the Policy will not go into default, even if a combination of Policy loans, adverse investment experience and other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month. The No Lapse Guarantee Period is the first five Policy Years for life insureds with an issue age up to and including 85. It is not offered to life insureds whose Issue Age exceeds 85. See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT
                  - "No Lapse Guarantee."

                  REINSTATEMENT

                  If your Policy is terminated, you may have it reinstated within either the 21-day or five-year period following the date of termination, providing certain conditions are met. See DETAILED INFORMATION ABOUT THE POLICIES; OTHER GENERAL POLICY PROVISIONS -- "Policy Reinstatement."

                  FREE LOOK

                  You may return a Policy for a refund of premium within 10 days after it is received.

                  If the Policy is purchased in connection with a replacement of an existing life insurance policy (as defined in "DETAILED INFORMATION ABOUT THE POLICIES - Short-Term Cancellation Right and 'Free Look' Provisions"), you may cancel the Policy by returning it within 60 days after it is received.

                  If you request an increase in face amount which results in new surrender charges, the "free look" provision will also apply to the increase. See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Short-Term Cancellation Right and 'Free Look' Provisions."

                  FEDERAL TAX MATTERS

                  We believe that a Policy issued on a standard risk class basis should meet the definition of a life insurance contract as set forth in Section 7702 of the Code. With respect to a Policy issued on a substandard basis, there is less guidance available to determine if such a Policy would satisfy the
                  Section 7702 definition of a life insurance contract, particularly if the policyowner pays the full amount of premiums permitted under such a Policy. If your Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Federal Income Tax Considerations" and "Tax Status of the Policy."

                  Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract" ("MEC"). If the Policy is a MEC, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS -- "Federal Income Tax Considerations" and "Tax Treatment of Policy Benefits."

                  If the Policy is not a MEC, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, loans will not be treated as distributions. Select Loans may, however, be treated as taxable distributions. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. Finally, neither distributions nor loans under a Policy that is not a MEC are subject to the 10% penalty tax. See DETAILED INFORMATION ABOUT THE POLICIES; MISCELLANEOUS MATTERS - "Federal Income Tax Considerations."

                  The United States Congress has in the past considered, and in the future may consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, or adopt new interpretations of existing laws, state tax laws or, if the policyowner is not a United States resident, foreign tax laws, which may affect the tax consequences to him or her, the lives insured or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. We suggest that you consult a tax adviser.

                  ESTATE AND GENERATION-SKIPPING TAXES

                  The proceeds of this life insurance policy may be taxable under Estate and Generation-Skipping Tax provisions of the Code. You should consult your tax adviser regarding these taxes.

                  GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT AND THE
                  TRUST

                  MANUFACTURERS LIFE OF NEW YORK

--------------------------------------------------------------------------------
We are an indirect subsidiary of Manulife.
--------------------------------------------------------------------------------

                  We are a stock life insurance company organized under the laws of New York in 1992. Our principal office is located at Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York 10580. We are a wholly-owned subsidiary of Manulife North America. Manulife North America is a stock life insurance company organized under the laws of Delaware in 1979 with its principal office located at 116 Huntington Avenue, Boston, Massachusetts 02116.

                  Our ultimate parent entity is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, Manulife North America was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996 NAL and Manulife merged with the combined company retaining the Manulife name.

                  Effective January 1, 1996, immediately following the merger of NAL and Manulife, Manulife North America experienced a corporate restructuring which resulted in the formation of a newly organized holding corporation, Manulife-Wood Logan Holding Co., Inc., formerly NAWL Holding Co., Inc. ("MWL"). MWL holds all of the outstanding shares of Manulife North America and Wood Logan Associates, Inc. ("WLA"). MWL is owned 62.5% by The Manufacturers Life Insurance Company (U.S.A.), 22.5% by MRL Holding, LLC and 15% by the principals of WLA.

                  On January 20, 1998, the Board of Directors of Manulife announced that it had asked the Management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and participating policy holders as well as regulatory approval.

                  Manufacturers Life of New York's financial ratings are as follows:

                           A++ A.M. Best

                           Superior in financial strength; 1st category of 15

                           AAA Duff & Phelps

                           Highest in claims paying ability; 1st category of 18

                           AA+ Standard & Poor's

                           Excellent in claims paying ability; 2nd category of
                           21

                  These ratings, which are current as of _________________, 19__ and are subject to change, are assigned as a measure of Manufacturers Life of New York's ability to honor the death benefit and life annuitization guarantees but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

SEPARATE ACCOUNT B

--------------------------------------------------------------------------------
The Policy Values you allocate to our Separate Account are invested in the Trust portfolio(s) you select.
--------------------------------------------------------------------------------

                  We established the Separate Account on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of our other assets. The Separate Account is currently used only to support variable life insurance policies.

                  We are the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to our other income, gains or losses.

                  We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business we conduct. However, our obligations under the policies are part of our general corporate obligations.

                  The Separate Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of New York.

                  MANUFACTURERS INVESTMENT TRUST

--------------------------------------------------------------------------------
The Trust is a mutual fund in which the Separate Account invests that has 36 investment portfolios managed by 15 sub-advisers.
--------------------------------------------------------------------------------

                  We invest the assets of each sub-account of the Separate Account in shares of a particular Portfolio of the Trust. The Trust, formerly NASL Series Trust, is registered under the 1940 Act as an open-end management investment company. It receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS, the successor to NASL Financial Services, Inc., is a registered investment adviser under the Investment Advisers Act of 1940.

                  The Trust also employs sub-advisers. The sub-adviser for each Portfolio is identified in the description of the eligible Portfolios set forth commencing on the inside front cover of this prospectus.

                  The Separate Account purchases and redeems shares of the Trust at net asset value. Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

                  The list of Portfolios in which you may invest under the Policy and the investment objectives and certain policies of those Portfolios is set forth commencing on the inside front cover of this prospectus. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

                  We use shares of the Trust to support benefits under both variable annuity contracts and variable life insurance policies that we or life insurance companies affiliated with us issue. We also purchase shares through our general account for certain limited purposes including providing initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of benefits under both types of policies, you should review the accompanying Trust prospectus.


                  DETAILED INFORMATION ABOUT THE POLICIES

                  Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the corridor percentage test (see "Death Benefit Options").

                  PREMIUM PROVISIONS

                  POLICY ISSUE AND INITIAL PREMIUM

--------------------------------------------------------------------------------
The minimum face amount is $50,000.
--------------------------------------------------------------------------------

                  To purchase a Policy, you must submit a completed application. We will issue a Policy only if it has a face amount of at least $50,000 ($100,000 for preferred risk policies). Generally, we issue a Policy only to persons between ages 0 and 90. In certain circumstances we may in our sole discretion issue a Policy to persons above age 90. Before issuing a Policy, we will require evidence of insurability satisfactory to us. A life insured will have a risk class of preferred/non-smoker, preferred/smoker, standard/non-smoker or standard/smoker as determined by our underwriting rules. We may issue Policies to persons who fail to meet standard underwriting requirements by assigning an additional rating.

                  We will accept an application if it meets our insurance underwriting rules. Each Policy has a policy date from which policy years, policy months and policy anniversaries are all determined. Each Policy also has an effective date which is the date we become obligated under the Policy and when the first monthly deductions are taken.

                  If an application is accompanied by a check for at least the Initial Premium and we accept the application, the policy date will be the date we receive the application and check at our Service Office. The effective date will be the date our underwriters approve issuance of the Policy. If an application is accompanied by a check for at least the Initial Premium, the life insured may be covered under the terms of a conditional insurance agreement until the effective date.

                  If an application that we accept is not accompanied by a check for at least the Initial Premium, we will issue the Policy with a policy date which is seven days after issuance of the Policy (the "issue date") and with an effective date which is the date our Service Office receives at least the Initial Premium. In certain situations a different policy date may be used. We must receive the Initial Premium within 60 days after the policy date; however, we may require the Initial Premium within 30 days on Policies issued with Additional Ratings. If the Initial Premium is not paid or if the application is rejected, we will cancel the Policy and return any premiums paid to the applicant.

                  Under certain circumstances we may issue a Policy with a backdated policy date. A Policy will not be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the policy date is backdated.

                  We will credit interest on all premiums received prior to the effective date of a Policy from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust. On the effective date, we will allocate the premiums paid plus interest credited, net of deductions for Federal, state and local taxes, among the Investment Accounts or the Fixed Account in accordance with the your instructions.

--------------------------------------------------------------------------------
Premiums paid after the first premium are allocated as of the date received.
--------------------------------------------------------------------------------

                  We will allocate all premiums received on or after the effective date of the Policy among the Investment Accounts or the Fixed Account as of the date the premiums were received at our Service Office. Monthly deductions are due on the policy date and at the beginning of each policy month thereafter. However, if due prior to the effective date, they will be taken on the effective date instead of the dates they were due.

                  PREMIUM ALLOCATION

                  You may allocate your premium payments, net of deductions, to either the Fixed Account or to one or more of the Investment Accounts. Amounts allocated to the Fixed Account will accumulate at an annual rate of interest equal to at least 4%. Amounts allocated to the Investment Accounts will be invested in shares of the Portfolios held by the corresponding sub-accounts of the Separate Account. Your allocation must be made as a percentage of the Net Premium. The percentage may be any whole number between zero and 100, provided the total percentage equals 100. You may change the way in which your Net Premiums are allocated at any time without charge. The change will take effect on the date a written or authorized telephonic request for change, in a format satisfactory to us, is received at our Service Office.

                  PREMIUM LIMITATIONS

--------------------------------------------------------------------------------
We issue Policies with a Planned Premium you select.
--------------------------------------------------------------------------------

                  After you pay the Initial Premium, you may pay additional premiums at any time and in any amount during the lifetime of the life insured subject to certain limitations. After the Initial Premium, all premiums must be paid to our Service Office. Unlike traditional insurance, premiums are not payable at specified intervals or in specified amounts. Your Policy will be issued with a Planned Premium which is based on the amount of premium you wish to pay. It is recommended that the Planned Premium be such that the No Lapse Guarantee Cumulative Premium Test will (see INSURANCE BENEFITS - "No Lapse Guarantee") will be satisfied.

                  We will send notices to you setting forth the Planned Premium at the payment interval you select, unless you are making payments pursuant to a pre-authorized payment plan. However, you are under no obligation to make the indicated payment.

                  We will not accept any premium payment which is less than $50, unless the premium is payable pursuant to a pre-authorized payment plan. In that case we will accept a payment of as little as $10. We may change these minimums on 90 days' written notice. The Policies also limit the sum of the premiums that may be paid at any time in order to preserve the qualification of the Policies as life insurance for Federal tax purposes. These limitations are set forth in each Policy. We reserve the right to refuse or refund any premium payments that may cause a Policy to fail to qualify as life insurance under applicable tax law.

                  SHORT-TERM CANCELLATION RIGHT AND "FREE LOOK" PROVISIONS

                  A Policy may be returned for a refund of the premium within 10 days after it is received. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service

                  Office, Manulife New York will refund any premium paid. Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

                  If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by the Company, the Company will pay the policyowner the Policy Value, computed at the end of the valuation period during which the Policy is received by the Company. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.

                  Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or (b) the assignment to a new issuer or an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing life insurance policy. Therefore, a policyowner should consult with his or her Manulife New York agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

                  If you request an increase in face amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

                  PROVISIONS FOR AVOIDING LAPSE

                  NO LAPSE GUARANTEE

--------------------------------------------------------------------------------
Policies with a face amount of at least $250,000 may be issued with a no lapse guarantee.
--------------------------------------------------------------------------------

                  You may elect the No Lapse Guarantee on Policies issued with a face amount of at least $250,000 (calculated as described below). If elected, as long as the No Lapse Guarantee Cumulative Premium Test (see below) is satisfied during the first five policy years, we guarantee that the Policy will not go into default (see OTHER GENERAL POLICY PROVISIONS -- "Policy Default"). Our guarantee applies even if a combination of Policy loans, adverse investment experience and other factors causes the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

                  The No Lapse Guarantee terminates at the end of the fifth policy year.

                  The No Lapse Guarantee is not offered to life insureds with an issue age exceeding 85.

                  While the No Lapse Guarantee is in effect, we will determine at the beginning of each policy month whether the No Lapse Guarantee Cumulative Premium Test, described below, has been satisfied. If it has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the No Lapse Guarantee in effect. This required payment, as described in the notification to you, will be equal to the outstanding premium required to meet the No Lapse Guarantee Cumulative Premium Test as of the date the No Lapse Guarantee was not satisfied plus the Monthly No Lapse Guarantee Premium due for the next two policy months.

                  If the required payment is not received by the end of the grace period, the No Lapse Guarantee will terminate. Thereafter, the Policy may go into default if the Policy's Net Cash Surrender Value is insufficient to meet the monthly deductions due at the beginning of a policy month. A death benefit option change will also terminate the No Lapse Guarantee if it is in effect at the time of the change as will a decrease in face amount below $250,000. The No Lapse Guarantee cannot be reinstated after it has been terminated. See OTHER GENERAL POLICY PROVISIONS -- "Policy Default" and INSURANCE BENEFIT -- "Death Benefit Option Changes."

                  NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST. The No Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the policy month, the sum of all premiums paid to date less any partial withdrawals and less any Policy Debt is at least equal to the sum of the Monthly No Lapse Guarantee Premiums due since the policy date.

                  The Monthly No Lapse Guarantee Premium is one-twelfth of the No Lapse Guarantee Premium. The No Lapse Guarantee Premium is set forth in the Policy. It is subject to change if you change the face amount of the Policy (see INSURANCE BENEFIT -- "Face Amount Changes"), or if there is any change in the supplementary benefits added to the Policy or in the risk class of any life insured.

                  INSURANCE BENEFIT

                  THE INSURANCE BENEFIT

                  If the Policy is in force at the time of the life insured's death, we will pay an insurance benefit based on the death benefit option that you select upon receipt of due proof of death. The amount payable will be the death benefit under the selected option, plus any amounts payable under any supplementary benefits added to the Policy, less the value of the Policy Debt at the date of death. The insurance benefit will be paid in one sum unless we and the beneficiary agree upon another form of settlement. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

                  DEATH BENEFIT OPTIONS

                  You may select one of two death benefit options -- Option 1 and Option 2.

--------------------------------------------------------------------------------
What is Option 1?
--------------------------------------------------------------------------------

                  Under Option 1 the death benefit is

                           - the face amount of the Policy at the date of death or, if greater,

                           - the Policy Value at the date of death multiplied by the applicable percentage in the table set forth below.

--------------------------------------------------------------------------------
What is Option 2?
--------------------------------------------------------------------------------

                  Under Option 2 the death benefit is

                           - the face amount of the Policy plus the Policy Value at the date of death or, if greater,

                           - the Policy Value at the date of death multiplied by the applicable percentage in the following table:

--------------------------------------------------------------------------------
Use of the corridor percentage may increase your death benefit.
--------------------------------------------------------------------------------


                         CORRIDOR
        AGE             PERCENTAGE
        ---             ----------
     40 & below            250%
         41                243
         42                236
         43                229
         44                222
         45                215
         46                209
         47                203
         48                197
         49                191
         50                185
         51                178
         52                171
         53                164
         54                157
         55                150
         56                146
         57                142

         58                138
         59                134
         60                130
         61                128
         62                126
         63                124
         64                122
         65                120
         66                119
         67                118
         68                117
         69                116
         70                115
         71                113
         72                111
         73                109
         74                107
         75-90             105
         91                104
         92                103
         93                102
         94                101
         95 & above        100

                  Regardless of which death benefit option is in effect, the relationship of Policy Value to death benefit will change whenever we use the "corridor percentages" to determine the amount of the death benefit. This will occur whenever multiplying the Policy Value by the applicable percentage set forth in the above table results in a greater death benefit than would otherwise apply under the selected option.

                  For example, assume the life insured under a Policy with a face amount of $100,000 has an attained age of 40. If Option 1 is in effect, the corridor percentage will produce a greater death benefit whenever the Policy Value exceeds $40,000 (250% x $40,000 = $100,000). If the Policy Value is less than $40,000, an incremental change in Policy Value, up or down, will have no effect on the death benefit. If the Policy Value is greater than $40,000, an incremental change in Policy Value will result in a change in the death benefit by a factor of
                  2.5. Thus, if the Policy Value were to increase to $40,010, the death benefit would be increased to $100,025 (250% x $40,010 = $100,025).

                  If Option 2 were in effect in the above example, the corridor percentage would produce a greater death benefit whenever the Policy Value exceeded $66,667 (250% x 66,667 = 166,667). At that point the death benefit produced by multiplying the Policy Value by 250% would result in a greater amount than adding the Policy Value to the face amount of the Policy. If the Policy Value is less than $66,667, an incremental change in Policy Value will have a dollar-for-dollar effect on the death benefit. If the Policy Value is greater than $66,667, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5 in the same manner as would be the case under Option 1 when the corridor percentage determined the death benefit.

                  DEATH BENEFIT OPTION CHANGES

                  Your initial selection of the death benefit option is made in the application. After the Policy has been in force for one year, you may change the death benefit option. The change will be effective as of any subsequent policy month following a request. Your written request for a change must be received by us at least 30 days prior to the beginning of a policy month in order to become effective on that date. We reserve the right to limit a request for change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

                  A change in death benefit option will result in a change in the Policy's face amount. The change in face amount is required in order to avoid any change in the amount of the death benefit.

--------------------------------------------------------------------------------
CHANGE TO OPTION 2         If the change in death benefit is from Option 1 to
                           Option 2, the new face amount will be equal to the
NEW FACE AMOUNT =          face amount prior to the change minus the Policy
OLD FACE AMOUNT            Value on the effective date of the change. A change
     MINUS                 to Option 2 will not be allowed if it would cause the
POLICY VALUE               face amount of the Policy to go below the minimum
                           face amount of $50,000 ($100,000 for preferred risk
                           policies).
--------------------------------------------------------------------------------
CHANGE TO OPTION 1         If the change in death benefit is from Option 2 to
                           Option 1, the new face amount will be equal to the
                           face amount prior to the change plus the Policy Value
NEW FACE AMOUNT =          on the effective date of the change. The increase in
                           face
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OLD FACE AMOUNT            amount resulting from a change to Option 1 will not
     PLUS                  affect the amount of surrender charges to which a
POLICY VALUE               Policy may be subject. The Company has the right to
                           require satisfactory evidence of insurability before
                           permitting a change from Option 2 to Option 1. The
                           Company does not currently require evidence of
                           insurability when making this change.
--------------------------------------------------------------------------------


                  If you wish to have level insurance coverage, you should generally select Option 1. Under Option 1, increases in Policy Value usually will reduce the net amount of risk under a Policy which will reduce cost of insurance charges. This means that favorable investment performance should result in a faster increase in Policy Value than would occur under an identical Policy with Option 2 in effect. However, the larger Policy Value which may result under Option 1 will not affect the amount of the death benefit unless the corridor percentages are used to determine the death benefit.

                  If you want to have the Policy Value reflected in the death benefit so that any increases in Policy Value will increase the death benefit, you should generally select Option 2. Under Option 2, the net amount at risk will remain level unless the corridor percentages are used to determine death benefit, in which case increases in Policy Value will increase the net amount at risk.

                  FACE AMOUNT CHANGES

--------------------------------------------------------------------------------
You may increase or decrease the Policy's face amount.
--------------------------------------------------------------------------------

                  Subject to certain limitations, you may increase or decrease the face amount of your Policy. A change in face amount may affect the monthly deductions and surrender charges (see POLICY VALUES -- "Charges And Deductions").

                  MINIMUM CHANGES. Currently, each increase or decrease in face amount (other than a decrease resulting from a partial withdrawal) must be at least $50,000 ($100,000 for increases in preferred risk policies). We reserve the right to increase or decrease the minimum face amount change on 90 days' written notice to you. We also reserve the right to limit a change in face amount to the extent necessary to prevent the Policy from failing to qualify as life insurance for tax purposes.

                  INCREASES. After the Policy has been in force for one year, you may increase the face amount of your Policy once per policy year. Increases are subject to satisfactory evidence of insurability. An increase will become effective at the beginning of the next policy month following the date we approve the requested increase. We reserve the right to refuse your request for an increase if the life insured's age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

--------------------------------------------------------------------------------
Face amount increases usually subject the Policy to new surrender charges.
--------------------------------------------------------------------------------

                  An increase in face amount will usually subject the Policy to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in face amount. For purposes of determining the new deferred sales charge, a portion of the Policy Value at the time of the increase, and a portion of the premiums paid on or subsequent to the increase, will be deemed to be premiums attributable to the increase. See POLICY VALUES - "Charges and Deductions" and "Surrender Charges."

                  Any increase in face amount to a level less than the highest face amount previously in effect will have no effect on the surrender charges to which the Policy is subject, since surrender charges, if applicable, will have been assessed in connection with the prior decrease in face amount. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first. As with the purchase of a Policy, you will have free look right with respect to any increase resulting in new surrender charges.

                  No additional premium is required for a face amount increase. However, you may need to pay an additional premium to keep the Policy from going into default. This is because new surrender charges resulting from an increase would automatically reduce the Net Cash Surrender Value of the Policy.

                  DECREASES. After the Policy has been in force for one year, you may decrease the face amount of your Policy once per policy year. A decrease in face amount will become effective at the beginning of the next policy month following the receipt of a properly executed request. A decrease will not be allowed if it would cause the face amount to go below the minimum face amount of $50,000 ($100,000 for preferred risk policies).

--------------------------------------------------------------------------------
Face amount decreases usually result in the assessment of a surrender charge.
--------------------------------------------------------------------------------

                  Usually, we will deduct surrender charges from the Policy Value whenever a decrease in face amount is made during the Surrender Charge Period. See POLICY VALUES - "Charges and Deductions" and "Surrender Charges." For purposes of determining surrender and cost of insurance charges, a decrease will reduce face amount in the following order: (a) the face amount provided by the most recent increase, then (b) the face amounts provided by the next most recent increases successively, and finally (c) the initial face amount.

                  POLICY VALUES

                  POLICY VALUE

--------------------------------------------------------------------------------
The Policy Value is the sum of your values in the Investment Accounts, the Fixed Account and the Loan Account.
--------------------------------------------------------------------------------

                  A Policy has a Policy Value. You may access a portion of the Policy Value by making a policy loan or partial withdrawal or by surrendering the Policy. See "Policy Loans" and "Partial Withdrawals And Surrenders," below. The Policy Value may also affect the amount of the death benefit. See INSURANCE BENEFIT -- "Death Benefit Options." The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Fixed Account is discussed under "The General Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolio.

                  We establish an Investment Account under the Policy for each sub-account of the Separate Account to which you allocate net premiums or transfer amounts. Each Investment Account measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

--------------------------------------------------------------------------------
Sub-account units are used to measure Investment Account values.
--------------------------------------------------------------------------------

                  We credit sub-account units to a Policy whenever you allocate net premiums or transfer amounts to that sub-account. Sub-account units are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit at the end of the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment is based on the applicable unit values at the end of the Business Day on which the premium is received at our Service Office or other office or entity so designated by us.

                  Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the underlying Portfolio shares. When an order involving the crediting or canceling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined at the end of the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made at the end of the next Business Day.

                  The value of a unit of each sub-account was initially fixed at $10. For each subsequent Business Day the unit value is determined by multiplying the unit value for the preceding Business Day by the "net investment factor" for the particular sub-account for that subsequent Business Day. The net investment factor for a sub-account for any Business Day is equal to (a) divided by (b), where:

                           (a) is the net asset value of the underlying Portfolio shares held by that sub-account at the end of such Business Day before any policy transactions are made on that day; and

                           (b) is the net asset value of the underlying Portfolio shares held by that sub-account at the end of the immediately preceding Business Day after all policy transactions have been made for that day.

                  We reserve the right to adjust the above formula for any taxes determined by us to be attributable to the operations of the sub-account.

                  TRANSFERS OF POLICY VALUE

--------------------------------------------------------------------------------
You may make 12 transfers per year free of charge.
--------------------------------------------------------------------------------

                  You may change the extent to which your Policy Value is based upon any specific sub-account of the Separate Account or the Company's general account. You make those changes by transferring amounts from one or more Investment Accounts or the Company's general account to other Investment Accounts or the Company's general account. You are permitted to make twelve transfers each policy year free of charge. If you make additional transfers in a policy year, we will charge you $25 per transfer. We will assess this charge against the Investment Account or Fixed Account from which the amount is being transferred. For this purpose all transfer requests we receive from you on the same Business Day will be treated as a single transfer request. There will be no change in issue age, risk class of the life insured or face amount as a result of any transfer.

                  The most that you may transfer from the Fixed Account in any one policy year is the greater of $500 or 15% of the Fixed Account value at the previous policy anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.


--------------------------------------------------------------------------------
You may effectively convert your Policy to a fixed benefit Policy.
--------------------------------------------------------------------------------

                  While the Policy is in force, you may transfer the Policy Value from all of the Investment Accounts to the Fixed Account, without incurring transfer charges:

                           (a)      within 18 months after the Issue Date; or

                           (b) within 60 days of the effective date of a material change in the investment objectives of the sub-accounts, or within 60 days of the date of notification of such change.

                  DOLLAR COST AVERAGING. We offer a Dollar Cost Averaging program. Under this program amounts will be automatically transferred at predetermined intervals from one Investment Account to any other Investment Account(s) or the Fixed Account.

--------------------------------------------------------------------------------
You may arrange for periodic transfers from one Investment Account to other accounts.
--------------------------------------------------------------------------------

                  Under the Dollar Cost Averaging program you designate an amount to be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Each transfer under the Dollar Cost Averaging program must be of a minimum amount set by us. We may change this minimum at any time in our discretion. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer. We will deduct the charge from the value of the Investment Account out of which the transfer is made. If there are insufficient funds to effect a Dollar Cost Averaging transfer, including the charge, if applicable, we will not effect the transfer and will notify you of that fact. We reserve the right to cease to offer this program on 90 days' written notice.

                  ASSET ALLOCATION BALANCER TRANSFERS. We also offer policyowners the ability to have amounts automatically transferred among stipulated Investment Accounts to maintain an allocated percentage in each stipulated Investment Account.

--------------------------------------------------------------------------------
You may arrange for automatic transfers every six months to preserve your investment allocations.
--------------------------------------------------------------------------------

                  Under the Asset Allocation Balancer program you designate an allocation of Policy Value among Investment Accounts. At six month intervals, beginning six months after the policy date, we will move amounts among the Investment Accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless either you instruct us differently or a Dollar Cost Averaging request is in effect. Currently, we make no charge for this program; however, we reserves the right to institute a charge on 90 days' written notice.

                  We reserve the right to cease to offer this program on 90 days' written notice.

                  POLICY LOANS

--------------------------------------------------------------------------------
You may borrow against your Policy Value.
--------------------------------------------------------------------------------

                  While the Policy is in force, you may borrow against your Policy Value. The Policy serves as the only security for the loan. The minimum amount of any loan is $500. The maximum loan amount is the amount which would cause the Modified Policy Debt to equal the loan value of the Policy on the date of the loan. The loan value is the Policy's Cash Surrender Value less the monthly deductions due to the next policy anniversary. The Modified Policy Debt as of any date is the Policy Debt (the aggregate amount of policy loans, including borrowed interest, less any loan repayments) plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%. We transfer an amount equal to the Modified Policy Debt to the Loan Account to ensure that a sufficient amount will be available to pay interest on the Policy Debt at the next policy anniversary.

                  For example, assume a Policy with a loan value of $5,000, no outstanding policy loans and a loan interest rate of 5.75%. The maximum amount that can be borrowed is an amount that will cause the Modified Policy Debt to equal $5,000. If the loan is made on a policy anniversary, the maximum loan will be $4,917. This amount at 5.75% interest will equal $5,200 one year later; $5,200 discounted to the date of the loan at 4% (the Modified Policy Debt) equals $5,000. Because the minimum rate of interest credited to the Loan Account is 4%, $5,000 must be transferred to the Loan Account to ensure that $5,200 will be available at the next policy anniversary to cover the interest accrued on the Policy Debt.

--------------------------------------------------------------------------------
You may designate how the loan is to be taken from your various accounts.
--------------------------------------------------------------------------------

                  When a loan is made, we will deduct from the Investment Accounts or the Fixed Account, and transfer to the Loan Account, an amount which will result in the Loan Account value being equal to the Modified Policy Debt. You may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, we will allocate the amount to be transferred to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

                  A policy loan may result in a Policy's failing to satisfy the No Lapse Guarantee. As a result, the No Lapse Guarantee may terminate. See INSURANCE BENEFIT -- "No Lapse Guarantee" and OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

                  Moreover, if the No Lapse Guarantee is not in force, a policy loan may cause a Policy to be more susceptible to going into default, since a policy loan will be reflected in the Net Cash Surrender Value. See OTHER GENERAL POLICY PROVISIONS -- "Policy Default."

                  A policy loan will also affect future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios selected by the policyowner or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account.

--------------------------------------------------------------------------------
Systematic loans may have adverse tax consequences, and a premium necessary to avoid lapse will increase as the insured grows older.
--------------------------------------------------------------------------------

                  Policy loans may have tax consequences. If you are considering the use of systematic policy loans as one element of a comprehensive retirement income plan, you should consult your personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. See MISCELLANEOUS MATTERS - "Federal Income Tax Considerations" and "Tax Treatment of Policy Benefits." Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the value of the Policy Debt at the date of death in arriving at the insurance benefit.

--------------------------------------------------------------------------------
The interest we credit to your Loan Account may equal the interest we charge on your loan for amounts up to the Policy's Select Loan Amount.
--------------------------------------------------------------------------------

                  INTEREST CHARGED ON POLICY LOANS. Interest on the Policy Debt will accrue daily and be payable annually on the policy anniversary. We will fix the rate of interest charged at an effective annual rate of 5.75%. If the interest due on a policy anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

                  INTEREST CREDITED TO THE LOAN ACCOUNT. We will credit interest to any amount in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is:

                  - On amounts in excess of the Policy's Select Loan Amount, the rate of interest charged on the policy loan less an interest rate differential, currently 1.75%.

                  - On amounts up to the Policy's Select Loan Amount, the rate of interest charged on policy loan less an interest rate differential, currently 0%.

                  The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.

                  Prior to the later of the tenth policy anniversary and the anniversary following attained age 55, the amount available as a Select Loan is zero; after the later of the tenth policy anniversary and the policy anniversary following attained age 55, the amount available annually as a Select Loan is equal to 12% of the Policy's Net Cash Surrender Value at the previous policy anniversary. The amount available as a Select Loan applies to existing and new loans. If, at the time your are considering a Select Loan, interest due currently on your outstanding loans equals or exceeds the Select Loan Amount, the Select Loan feature can not be used to withdraw additional cash from Policy Value. The total of all loans, including the Select Loan Amount, cannot exceed the maximum loan amount as described above.

                  To illustrate the amount available as a Select Loan, assume that a Policy has an issue age of 47 and a Net Cash Surrender Value on the eleventh policy anniversary of $10,000. The Select Loan Amount available during the twelfth policy year is $1,200 (12% x $10,000). Assume that at the beginning of the twelfth policy year, a loan of $1,500 is taken. $1,200 of that amount is considered the Select Loan Amount, $300 an ordinary policy loan.

                  At the end of the twelfth policy year, assume that the Net Cash Surrender Value is $9,000. The Select Loan Amount available during the thirteenth policy year is $1,080 (12% x $9,000). If not already repaid, the $300 from the prior year's loan that was not considered a Select Loan is immediately converted to a Select Loan, leaving $780 of the Select Loan Amount available for the thirteenth policy year (provided that the sum of all outstanding loans does not exceed the Policy's maximum loan amount). The amount of any unpaid interest on the Select Loan and the ordinary policy loan from the twelfth policy year also would be borrowed as a Select Loan up to the maximum Select Loan Amount and thereby reduce by that amount the $780 available for borrowing as a Select Loan during the remainder of the thirteenth policy year.

                  LOAN ACCOUNT ADJUSTMENTS. Whenever a loan is first taken out, and at specified events thereafter, we adjust the value of the Loan Account. We take the difference between (i) the Loan Account before any adjustment and (ii) the Modified Policy Debt at the time of adjustment and transfer that amount between the Loan Account and the Investment Accounts or the Fixed Account. The amount transferred to or from the Loan Account will be such that the value of the Loan Account after the adjustment will be equal to the Modified Policy Debt.

                  The specified events which cause an adjustment to the Loan Account are (i) a policy anniversary, (ii) a partial or full loan repayment, (iii) a new loan or (iv) an amount is needed to meet a monthly deduction. A loan repayment may be implicit in that policy debt is effectively repaid upon termination (i.e., upon death of the life insured, surrender or lapse of the policy). In each of these instances, the Loan Account will be adjusted so that any excess of the Loan Account over the Modified Policy Debt after the repayment will be included in the termination proceeds.

                  Except as noted below under "Loan Repayments," we will allocate amounts transferred from the Loan Account to the Investment Accounts and the Fixed Account in the same proportion as the value in the corresponding "loan sub-account" bears to the value of the Loan Account. A "loan sub-account" exists for each Investment Account and for the Fixed Account. Amounts transferred to the Loan Account are allocated to the appropriate loan sub-account to reflect the account from which the transfer was made.

                  LOAN ACCOUNT ILLUSTRATION. (Dollar amounts in this illustration have been rounded to the nearest dollar.) The operation of the Loan Account may be illustrated as follows: assume a Policy with a loan value of $5,000, a loan interest rate of 5.75%, and a maximum loan amount on a policy anniversary of $4,917. For purposes of the illustration, assume that the Select Loan Amount is zero. If a loan in the maximum amount of $4,917 is made, an amount equal to the Modified Policy Debt, $5,000, is transferred to the Loan Account. At the next policy anniversary the value of the Loan Account will have increased to $5,200 ($5,000 x 1.04) reflecting interest credited at an effective annual rate of 4.0%. At that time the loan will have accrued interest charges of $283 ($4,917 x .0575), bringing the Policy Debt to $5,200.

                  If the accrued interest charges are paid on the policy anniversary, the Policy Debt will continue to be $4,917, and the Modified Policy Debt, reflecting interest for the next policy year and discounting the Policy Debt and such interest at 4%, will be $5,000. An amount will be transferred from the Loan Account to the Fixed Account or the Investment Accounts so that the Loan Account value will equal the Modified Policy Debt. Since the Loan Account value was $5,200, a transfer of $200 will be required ($5,200 -- $5,000).

                  If, however, the accrued interest charges of $283 are borrowed, an amount will be transferred from the Investment Accounts and the Fixed Account so that the Loan Account value will equal the Modified Policy Debt recomputed at the policy anniversary. The new Modified Policy Debt is the

                  Policy Debt, $5,200, plus loan interest to be charged to the next policy anniversary, $299 ($5,200 x .0575), discounted at 4%, which results in a figure of $5,288. Since the value of the Loan Account was $5,200, a transfer of $88 will be required. This amount is equivalent to the 1.75% interest rate differential on the $5,000 transferred to the Loan Account on the previous policy anniversary.

--------------------------------------------------------------------------------
You may repay your Policy Loan at any time prior to the death of the insured.
--------------------------------------------------------------------------------

                  LOAN REPAYMENTS. You may repay Policy Debt in whole or in part at any time prior to the death of the life insured provided the Policy is in force. When a repayment is made, we will credit the repayment amount to the Loan Account and transfer an amount to the Fixed Account or the Investment Accounts so that the Loan Account at that time will equal the Modified Policy Debt. We will allocate loan repayments first to the Fixed Account until the associated loan sub-account is reduced to zero. We will then allocate loan repayments to each Investment Account in the same proportion as the value in the corresponding loan sub-account bears to the value of the Loan Account. Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

                  PARTIAL WITHDRAWALS AND SURRENDERS

--------------------------------------------------------------------------------
You may partially withdraw your Policy's Net Cash Surrender Value after the Policy has been in force for two policy years.
--------------------------------------------------------------------------------

                  After a Policy has been in force for one policy year, you may make a partial withdrawal of the Net Cash Surrender Value. The minimum amount that may be withdrawn is $500. You should specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions we will allocate the withdrawal among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. No more than one partial withdrawal may be made in any one policy month.

                  If you make a partial withdrawal during the Surrender Charge Period, we will usually assess a portion of the surrender charges to which the Policy is subject (see POLICY VALUES - "Charges And Deductions" and "Surrender Charges") if the amount withdrawn is in excess of the Withdrawal Tier Amount. The Withdrawal Tier Amount is 10% of the Net Cash Surrender Value determined as of the previous policy anniversary. The portion of a partial withdrawal that is considered to be in excess of the Withdrawal Tier Amount includes all previous partial withdrawals that have occurred in the current policy year. If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, the face amount of the Policy will be reduced. See POLICY VALUES -- "Charges And Deductions" and "Surrender Charges."

                  You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the value of the Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the Policy and a written request for surrender at our Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. Surrender of a Policy during the Surrender Charge Period will usually result in our assessment of surrender charges. See POLICY VALUES -- "Charges And Deductions" and "Surrender Charges."

                  CHARGES AND DEDUCTIONS

                  The charges we make under the Policy are assessed as (i) deductions from premiums, (ii) surrender charges upon surrender, partial withdrawals, decreases in face amount or lapse, (iii) monthly deductions, and (iv) other charges. These charges are described below.

                  DEDUCTIONS FROM PREMIUMS

                  We currently make no deduction from premium payments for state and local taxes. The maximum amount we may deduct for such taxes in the future is 2.35%. We currently make no deduction from premium payments for Federal taxes. The maximum amount we may deduct for such taxes in the future is 1.25%.

                  SURRENDER CHARGES

                  We will assess surrender charges upon surrender, a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, a requested decrease in face amount, or lapse. We usually assess these charges if any of the above transactions occurs within the Surrender Charge Period unless the charges have been previously deducted. There are two surrender charges -- a deferred underwriting charge and a deferred sales charge.

--------------------------------------------------------------------------------
The deferred underwriting charge is $4.50 per $1000 of face amount not to exceed $2,250.
--------------------------------------------------------------------------------

                  DEFERRED UNDERWRITING CHARGE. The deferred underwriting charge is $4.50 for each $1,000 of face amount of life insurance coverage initially purchased or added by increase. In effect, the charge applies only to the first $500,000 of face amount initially purchased or the first $500,000 of each subsequent increase in face amount. Thus, the charge made in connection with any one underwriting will not exceed $2,250. The amount of the charge remains level for five years. Following the fifth year after issuance of the Policy or a face amount increase, the charge applicable to the initial face amount or increase will decrease each month by varying rates depending upon the life insured's issue age until the charge has decreased to zero. The applicable percentage of the deferred underwriting charges to which the Policy is subject is illustrated by the following table:

                     TABLE 1: DEFERRED UNDERWRITING CHARGES

Transaction Occurs
  After Monthly
 Deduction Taken          Percent of Deferred Underwriting Charges by Issue Age*
 For Last Month
 Preceding  End     ---------------------------------------------------------------
    of Month*                                     Age
------------------  ---------------------------------------------------------------
      Month         0-50           51         52         53         54         55+
------------------  ----         ------     ------     ------     ------     ------
        12          100%           100%       100%       100%       100%       100%
        24          100%           100%       100%       100%       100%       100%
        36          100%           100%       100%       100%       100%       100%
        48          100%           100%       100%       100%       100%       100%
        60          100%           100%       100%       100%       100%       100%
        72           90%         88.89%     87.50%     85.71%     83.33%     80.00%
        84           80%         77.78%     75.00%     71.43%     66.67%     60.00%
        96           70%         66.67%     62.50%     57.14%     50.00%     40.00%
       108           60%         55.56%     50.00%     42.86%     33.33%     20.00%
       120           50%         44.44%     37.50%     28.57%     16.67%         0%
       132           40%         33.33%     25.00%     14.28%         0%
       144           30%         22.22%     12.50%         0%
       156           20%         11.11%         0%
       168           10%             0%
       180            0%


                  * Months not shown may be calculated by interpolation.

                  We designed the deferred underwriting charge to cover the administrative expenses associated with underwriting and policy issue, including the costs of processing applications, conducting medical examinations, conducting medical examinations, determining the life insured's risk class and establishing policy records.

--------------------------------------------------------------------------------
The maximum deferred sales charge is 50% of premiums not to exceed a specified number of Target Premiums.
--------------------------------------------------------------------------------

                  DEFERRED SALES CHARGE. The maximum deferred sales charge is 50% of premiums paid up to a maximum number of Target Premiums that varies (from - 2.00 to 2.59) according to the issue age of the life insured, the face amount at issue and the amount of any increase. This charge compensates us for some of the expenses of selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

                  The deferred sales charge deducted in any policy year is not specifically related to sales expenses incurred in that year. Instead, we expect that the major portion of the sales expenses attributable to a Policy will be incurred during the first policy year, although the deferred sales charge might be deducted up to fifteen years later. We anticipate that the aggregate amounts we receive under the Policies for sales charges will be insufficient to cover our aggregate sales expenses. To the extent that our sales expenses exceed our sales charges, we will pay the excess from our other assets or surplus, including amounts derived from the mortality and expense risks charge described below.

                  We specify the Target Premium for the initial face amount in the Policy. We will compute a Target Premium for each increase in face amount above the highest face amount of coverage previously in effect, and we will advise you of each new Target Premium. Target Premiums depend upon the face amount of insurance provided at issue or by an increase and the issue age and sex of the life insured. The maximum number of Target Premiums subject to the deferred sales charge varies, based on the issue age of the life insured, the face amount at issue and the amount of any increase, according to the following tables:

      TABLE 2: NUMBER OF TARGET PREMIUMS SUBJECT TO DEFERRED SALES CHARGE
              (APPLICABLE TO THE INITIAL FACE AMOUNT AND INCREASES)

 Age     $250,000     Under      Age      $250,000      Under     Age      $250,000     Under
         or More      250,000             or More      $250,000            or More      $250,000
   0     -2.00*       1.68       30       1.56         2.15       60       2.06         2.43
   1     -0.52*       1.46       31       1.61         2.19       61       2.06         2.43
   2     0.06         1.45       32       1.67         2.23       62       2.05         2.43
   3     0.24         1.45       33       1.72         2.27       63       2.05         2.43
   4     0.62         1.46       34       1.78         2.30       64       2.05         2.42
   5     0.63         1.47       35       1.83         2.33       65       2.05         2.41
   6     0.67         1.49       36       1.86         2.38       66       2.03         2.41
   7     0.69         1.51       37       1.89         2.41       67       2.03         2.41
   8     0.72         1.52       38       1.91         2.45       68       1.96         2.41
   9     0.75         1.54       39       1.94         2.49       69       1.83         2.30
   10    0.78         1.55       40       1.96         2.52       70       1.71         2.17
   11    0.82         1.58       41       1.98         2.55       71       1.58         2.05
   12    0.85         1.60       42       2.01         2.59       72       1.46         1.92
   13    0.88         1.61       43       2.04         2.57       73       1.35         1.80
   14    0.92         1.63       44       2.06         2.55       74       1.25         1.70
   15    0.88         1.52       45       2.08         2.54       75       1.16         1.60
   16    0.90         1.53       46       2.12         2.53       76       1.08         1.50
   17    0.94         1.58       47       2.16         2.51       77       1.01         1.40
   18    0.99         1.64       48       2.20         2.50       78       0.93         1.30
   19    1.03         1.68       49       2.21         2.49       79       0.87         1.22
   20    1.07         1.72       50       2.19         2.48       80       0.82         1.14
   21    1.11         1.77       51       2.17         2.47       81       0.76         1.07
   22    1.16         1.82       52       2.16         2.47       82       0.71         1.01
   23    1.20         1.86       53       2.15         2.46       83       0.67         0.95
   24    1.25         1.91       54       2.13         2.46       84       0.62         0.89
   25    1.30         1.95       55       2.12         2.45       85       0.58         0.83
   26    1.35         1.99       56       2.10         2.44       86       0.56         0.78

   27    1.40         2.04       57       2.09         2.44       87       0.54         0.73
   28    1.46         2.08       58       2.08         2.43       88       0.52         0.68
   29    1.51         2.12       59       2.07         2.43       89       0.50         0.64
                                                                  90       0.50         0.63


                  * The negative Number of Target Premiums produces a negative Deferred Sales Charge. When combined with the Deferred Underwriting Charge, the negative Deferred Sales Charge reduces the total surrender charge.

                  The maximum deferred sales charge will be in effect for at least the first five years of the Surrender Charge Period. After that, the portion of the deferred sales charge that remains in effect will grade down at a rate that also varies according to the issue age of the life insured until, at the end of the Surrender Charge Period, there is no deferred sales charge. The table to be used to reduce the applicable deferred sales charge during the Surrender Charge Period is set forth in Table 1 above. The applicable table will be set forth in each Policy and the policyowner will be informed of the table to be used in connection with sales charges on increases in face amount.

                  In order to determine the deferred sales charge applicable to a face amount increase, we will treat a portion of the Policy Value on the date of increase as a premium attributable to the increase. In addition, a portion of each premium paid on or subsequent to the increase will be attributed to the increase. In each case, the portion attributable to the increase will be the ratio of the "guideline annual premium" for the increase to the sum of the guideline annual premiums for the initial face amount and all increases including the requested increase.

                  The following example illustrates how deferred underwriting and deferred sales charges are calculated using data from Tables 1 and 2 above.

                  Assume a 36-year-old male (standard risk), whose Policy was issued at age 30, and who has paid $9,000 in premiums under a Policy with a Target Premium of $593 and a face amount of $100,000, surrenders his Policy during the last month of the sixth policy year.

                  A deferred underwriting charge of $405 will be assessed. The maximum deferred underwriting charge of $450 ($4.50 per $1,000 of face amount x 100) will be multiplied by the 90% listed in Table 1 as applicable to surrenders during the last month of the sixth policy year [90% x ($4.50 x 100) = $405].

                  A deferred sales charge of $573.73 will also be assessed. According to Table 2, the maximum number of Target Premiums subject to the deferred sales charge for a person who was 30 years old when his or her Policy with a face amount less than $250,000 was issued would be 2.15. Thus $1,274.95 (2.15 x
                  $593) will be the maximum amount of premiums subject to the 50% sales charge, producing a maximum sales charge of $637.46 (50% x $1,274.95 = $637.49). Because the surrender occurs during the last month of the sixth policy year, only 90% (from the Table 2 for issue age 30) of the maximum sales charge remains applicable [90% x (.50 x 2.15 x $593) = $573.73].

                  CHARGES ON PARTIAL WITHDRAWALS. Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount, we will reduce the Policy's remaining surrender charges by the amount of the charges taken. The surrender charges not assessed as a result of the 10% free withdrawal provision remain in effect under the Policy and may be assessed upon surrender or lapse, other partial withdrawals, or a requested decrease in face amount. The portion of the surrender charges assessed will be based on the ratio of (i) to (ii), where

                           (i) is the amount of the withdrawal in excess of the Withdrawal Tier Amount , and

                           (ii) is to the Net Cash Surrender Value of the Policy less the Withdrawal Tier Amount immediately prior to the withdrawal.

                  We will deduct the surrender charges from each Investment Account and the Fixed Account in the same proportion as the amount of the withdrawal taken from such account bears to the total amount of the withdrawal. If the amount in the account is insufficient to pay the portion of the surrender charges allocated to that account, then the portion of the withdrawal allocated to that account will be reduced so that the withdrawal plus the portion of the surrender charges allocated to that account equal the value of that account.

                  Units equal to the amount of the partial withdrawal taken, and surrender charges deducted, from each Investment Account will be canceled based on the value of such units determined at the end of the Business Day on which we receive a written request for withdrawal at our Service Office.

--------------------------------------------------------------------------------
A partial withdrawal will result in a reduction in the Policy's face amount if the Option 1 death benefit is in effect.
--------------------------------------------------------------------------------

                  If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, we will reduce the face amount of the Policy. If the death benefit is equal to the face amount at the time of withdrawal, the face amount will be reduced by the amount of the withdrawal plus the portion of the surrender charges assessed. If the death benefit is based upon the Policy Value times the applicable percentage set forth under INSURANCE BENEFIT -- "Death Benefit Options" above, the face amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charges assessed exceeds the difference between the death benefit and the face amount.

                  Reductions in face amount resulting from partial withdrawals will not incur any surrender charges above the surrender charges applicable to the withdrawal. When the face amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in face amount, i.e., against the face amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial face amount.

--------------------------------------------------------------------------------
We deduct a portion of the surrender charges if you decrease the face amount or cancel an increase.
--------------------------------------------------------------------------------

                  CHARGES ON DECREASES IN FACE AMOUNT. As with partial withdrawals, we will deduct a portion of a Policy's surrender charges upon a decrease, or a cancellation of an increase, in face amount which you request. Since surrender charges are determined separately for the initial face amount and each face amount increase, and since a decrease in face amount will have a different impact on each level of insurance coverage, we will determine separately the portion of the surrender charges to be deducted with respect to each level of insurance coverage. That portion will be the same as the ratio of the amount of the reduction in such coverage to the amount of such coverage prior to the reduction.

                  As noted under INSURANCE BENEFIT -- "Face Amount Changes," we apply decreases to the most recent increase first and thereafter to the next most recent increases successively. We will deduct the charges from the Policy Value, and we will allocate the amount so deducted among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Whenever a portion of the surrender charges is deducted as a result of a decrease in face amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken.

                  CHARGES REMAINING AFTER FACE AMOUNT DECREASES OR PARTIAL WITHDRAWALS. Each time a pro-rata deferred underwriting charge or a pro-rata deferred sales charge for a face amount decrease or for a partial withdrawal is deducted, the remaining deferred underwriting charge and deferred sales charge will be reduced proportionately.

                  We will calculate the remaining deferred underwriting charge using Table 1 above. The actual remaining charge will be the result of (a) divided by (b), multiplied by (c), where

                           (a) is the grading percentage applicable to the life insured's issue age and Policy duration;

                           (b) is the grading percentage applicable to the life insured's issued age at the time of the last face amount decrease or partial withdrawal; and

                           (c) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred underwriting charge deducted for that face amount decrease or partial withdrawal.

                  We will calculate the remaining deferred sales charge using Table 1 above. The actual remaining charge will be the result of (a) divided by (b), multiplied by (c), where:

                           (a) is the grading percentage applicable to the Policy duration;

                           (b) is the grading percentage at the time of the last face amount decrease or partial withdrawal; and

                           (c) is the remaining deferred sales charge prior to the last face amount decrease or partial withdrawal less the deferred sales charge deducted for that face amount decrease or partial withdrawal.

                  Until the sum of premiums paid equals or exceeds the number of Target Premiums subject to deferred sales charge multiplied by the Target Premium, subsequent premium payments will increase the remaining deferred sales charge.

                  MONTHLY DEDUCTIONS

--------------------------------------------------------------------------------
We deduct monthly from the Policy Value: an administrative charge, a cost of insurance charge, a mortality and expense risks charge and charges for supplementary benefits.
--------------------------------------------------------------------------------

                  Each month we make a deduction from Policy Value consisting of an administration charge, a charge for the cost of insurance, a charge for mortality and expense risks, and charge(s) for any supplementary benefit(s) (see OTHER PROVISIONS -- "Supplementary Benefits"). We allocate the monthly deduction among the Investment Accounts and (other than the mortality and expense risks charge) the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Monthly deductions due prior to the effective date will be taken on the effective date instead of the dates they were due. If the Policy is still in force when the life insured attains age 100, we will pay the policyowner the Net Cash Surrender Value as of the Maturity Date of the Policy.

                  ADMINISTRATION CHARGE

                  The monthly administration charge is $35 until the first anniversary and, thereafter, $10 (the right is reserved to increase the administration charge by an additional amount up to $.01 per $1,000 of face amount per month). The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various charges permitted under a Policy.

                  COST OF INSURANCE CHARGE

                  The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each policy month. The cost of insurance rate is based on:

                           -        the life insured's issue age,

                           -        the duration of the coverage,

                           -        sex, and

                           -        risk class.

We determine the rate separately for the initial face amount and for each increase in face amount. Cost of insurance rates will generally increase with the life insured's age. Any additional ratings as indicated in the Policy will be added to the cost of insurance rate.

We use cost of insurance rates that reflect our expectations as to future mortality experience as based on current experience. We may change the rates from time to time on a basis which does not unfairly discriminate within the class of life insureds. In no event will the cost of insurance rate exceed the guaranteed rate set forth in the Policy except to the extent that an extra rate is imposed because of an additional rating applicable to the life insured. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables.

The net amount at risk to which the cost of insurance rate is applied is the difference between the death benefit, divided by 1.0032737 (a factor which reduces the net amount at risk for cost of insurance charge purposes by taking into account assumed monthly earnings at an annual rate of 4%), and the Policy Value. Because different cost of insurance rates may apply to different levels of insurance coverage, we will calculate the net amount at risk separately for each level of insurance coverage. When the Option 1 death benefit is in effect, for purposes of determining the net amount at risk applicable to each level of insurance coverage, the Policy Value is attributed first to the initial face amount and then, if the Policy Value is greater than the initial face amount, to each increase in face amount in the order made.

Because the calculation of the net amount at risk is different under the death benefit options when more than one level of insurance coverage is in effect, a change in the death benefit option may result in a different net amount at risk for each level of insurance coverage than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each level of insurance coverage, any change in the net amount at risk for a level of insurance coverage resulting from a change in the death benefit option may affect the amount of the charge for the cost of insurance. Partial withdrawals and decreases in face amount will also affect the manner in which the net amount at risk for each level of insurance coverage is calculated.

MORTALITY AND EXPENSE RISKS CHARGE

We make a monthly charge against your Policy Value for the mortality and expense risks we assume under the Policies. We make this charge at the beginning of each policy month at a rate of

      - 0.075% through the later of the tenth anniversary of the Policy and your attained age of 60

      -     and, thereafter, 0.0375%.

We assess the charge against the value of your Investment Accounts by canceling units in the same proportion as the value of each Investment Account bears to the total value of your Investment Accounts. The mortality risk assumed is that lives insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than we estimated. We estimate that virtually all of the mortality and expense risks charge currently relates to expense risks. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

OTHER CHARGES

Currently, we make no charge against the Separate Account for Federal, state or local taxes that may be attributable to the Separate Account or to our operations with respect to the Policies. However, if we incur any such taxes, we may make a charge therefor.

We impose charges on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve in a policy year and a $5 charge for each Dollar Cost Averaging transfer when Policy Value does not exceed $15,000. See POLICY VALUES -- "Transfers Of Policy Value."

The Separate Account purchases shares of Portfolios at net asset value. The net asset value of those shares reflects the investment management fees and expenses set forth below. More detailed information concerning these fees and expenses is set forth under the caption "Management of The Trust" in the prospectus for the Trust that accompanies this prospectus.

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)


                                                            OTHER EXPENSES
                                         MANAGEMENT         (AFTER EXPENSE          TOTAL TRUST
TRUST PORTFOLIO                             FEES            REIMBURSEMENT)        ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------

Pacific Rim Emerging Markets........       0.850%                0.570%                1.420%
Science & Technology................       1.100%                0.160%                1.260%
International Small Cap.............       1.100%                0.210%                1.310%
Emerging Small Company..............       1.050%                0.060%                1.110%
Pilgrim Baxter Growth...............       1.050%                0.130%                1.180%
Small/Mid Cap.......................       1.000%                0.050%                1.050%
International Stock.................       1.050%                0.330%                1.380%
Worldwide Growth....................       1.000%                0.320%                1.320%
Global Equity.......................       0.900%                0.110%                1.010%
Small Company Value.................       1.050%                0.100%                1.150%
Equity..............................       0.750%                0.050%                0.800%
Growth..............................       0.850%                0.100%                0.950%
Quantitative Equity.................       0.700%                0.070%                0.770%
Blue Chip Growth....................       0.925%                0.050%                0.975%
Real Estate Securities..............       0.700%                0.070%                0.770%
Value...............................       0.800%                0.160%                0.960%
International Growth and Income.....       0.950%                0.170%                1.120%
Growth and Income...................       0.750%                0.040%                0.790%
Equity-Income.......................       0.800%                0.050%                0.850%
Balanced............................       0.800%                0.080%                0.880%
Aggressive Asset Allocation.........       0.750%                0.150%                0.900%
High Yield..........................       0.775%                0.110%                0.885%
Moderate Asset Allocation...........       0.750%                0.100%                0.850%
Conservative Asset Allocation.......       0.750%                0.140%                0.890%
Strategic Bond......................       0.775%                0.100%                0.875%
Global Government Bond..............       0.800%                0.130%                0.930%
Capital Growth Bond.................       0.650%                0.080%                0.730%
Investment Quality Bond.............       0.650%                0.090%                0.740%
U.S. Government Securities..........       0.650%                0.070%                0.720%
Money Market........................       0.500%                0.040%                0.540%
Lifestyle Aggressive 1000#..........           0%                1.116%*               1.116%
Lifestyle Growth 820#...............           0%                1.048%*               1.048%
Lifestyle Balanced 640#.............           0%                0.944%*               0.944%
Lifestyle Moderate 460#.............           0%                0.850%*               0.850%
Lifestyle Conservative 280#.........           0%                0.708%*               0.708%

* Reflects expenses of the Underlying Portfolios. Manufacturers Securities Services, LLC ("MSS") has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be .04% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1998) as noted in the chart below:

                                        MANAGEMENT      OTHER         TOTAL TRUST
TRUST PORTFOLIO                            FEES        EXPENSES     ANNUAL EXPENSES
-----------------------------------------------------------------------------------
Lifestyle Aggressive 1000...........        0%          1.156%           1.156%
Lifestyle Growth 820................        0%          1.088%           1.088%
Lifestyle Balanced 640..............        0%          0.984%           0.984%
Lifestyle Moderate 460..............        0%          0.890%           0.890%
Lifestyle Conservative 280..........        0%          0.748%           0.748%




# Each Lifestyle Trust will bear its own pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must also bear its own expenses. However, MSS is currently paying those expenses as described in footnote (*) above.

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither our general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Our general account consists of all assets owned by us other than those in our separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general account.

--------------------------------------------------------------------------------
We will credit interest to the portion of your Policy Value allocated to the Fixed Account at an annual rate of at least 4%.
--------------------------------------------------------------------------------

You may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of your Policy Value to the Fixed Account from the Investment Accounts. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions. See POLICY VALUES -- "Transfers Of Policy Value" and "Policy Value." We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. However, your allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

OTHER GENERAL POLICY PROVISIONS

POLICY DEFAULT

--------------------------------------------------------------------------------
Unless the No Lapse Guarantee is in effect, your Policy will go into default if the Net Cash Surrender Value would go below zero after taking the monthly deductions then due.
--------------------------------------------------------------------------------

Unless the No Lapse Guarantee is in effect, your Policy will go into default if the Policy's Net Cash Surrender Value at the beginning of any policy month would go below zero after deducting the monthly deductions then due. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the Policy out of default. The payment you must make will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero at the date of default, plus the monthly deductions due at the date of default and at the beginning of each of the two policy months thereafter, based on the Policy Value at the date of default. If we do not receive the required payment by the end of the grace period, we will terminate the Policy and pay to you the Net Cash Surrender Value as of the date of default less the monthly deductions then due. If the life insured should die during the grace period following a Policy's going into default, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default, and the insurance benefit payable will be reduced by any outstanding monthly deductions due at the time of death.

POLICY REINSTATEMENT

You can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

      (a) The life insured's risk class is standard or preferred; and

      (b) The life insured's attained age is less than 46.

You can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

      (a) You must not have been surrendered the Policy for its Net Cash Surrender Value;

      (b) You furnish to us satisfactory evidence of the life insured's insurability;

      (c) You pay us a premium equal to the payment required during the 61-day grace period following default to keep the Policy in force; and

      (d) You repay to us an amount equal to any amounts paid by us in connection with the termination of the Policy.

If we approve the reinstatement, the date of reinstatement will be the later of the date of your written request or the date we receive the required payment at our Service Office.

MISCELLANEOUS POLICY PROVISIONS

BENEFICIARY. You may appoint one or more beneficiaries of the Policy by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary and final. Thereafter you may change the beneficiary during the life insured's lifetime by giving written notice to us in a form satisfactory to us unless an irrevocable designation has been elected. If the life insured dies and there is no surviving beneficiary, you, or your estate if you are the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY. We will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the issue date. We will not contest the validity of an increase in face amount or the addition of a supplementary benefit after such increase or addition has been in force during the life insured's lifetime for two years. If a Policy has been reinstated and been in force for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX. If the life insured's stated age or sex or both in the Policy are incorrect, we will change the face amount of insurance so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have bought for the correct age and sex.

SUICIDE EXCLUSION. If the life insured dies by suicide within two years from the issue date, we will pay only the premiums paid less any partial withdrawals of the Net Cash Surrender Value and any amount in the Policy Debt. If the life insured should die by suicide within two years after a face amount increase, the death benefit for the increase will be limited to the monthly deduction for the increase.

ASSIGNMENT. We will not be bound by an assignment until we receive a copy of it at our Service Office. We assume no responsibility for the validity or effects of any assignment.

CONVERSION PRIVILEGE. You may effectively convert your policy, at any Policy Anniversary, to a fixed paid-up benefit, without evidence of insurability. The Policy Value, other values based thereon and the Investment Account values will be determined as of the Business Day on which we receive the written request for conversion. The basis for determining the Policy Value will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year. The Flexible Premium Variable Life coverage cannot be reinstated after the date of conversion.

OTHER PROVISIONS

SUPPLEMENTARY BENEFITS

Subject to certain requirements, you may add one or more supplementary benefits to a Policy, including those providing accidental death coverage, waiving monthly deductions upon disability, and, in the case of corporate-owned Policies, permitting a change of the life insured. You may obtain more detailed information concerning supplementary benefits from one of our authorized agents. We will deduct the cost of any supplementary benefits as part of the monthly deduction. See POLICY VALUES -- "Monthly Deductions."

PAYMENT OF PROCEEDS

As long as the Policy is in force, we will ordinarily pay any policy loans, partial withdrawals, Net Cash Surrender Value or any insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment.

We may delay the payment of any policy loans, partial withdrawals, Net Cash Surrender Value or the portion of any insurance benefit that depends on the Fixed Account value for up to six months; otherwise we may delay payment for any period during which (i) the New York Stock Exchange is closed for trading (except for normal holiday closings) or trading on the New York Stock Exchange is otherwise restricted; or (ii) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (iii) the SEC permits a delay for the protection of policyowners. Also, we may deny transfers in the circumstances stated in clauses (i), (ii) and (iii) above and in the circumstances previously set forth. See POLICY VALUES --"Transfers Of Policy Value."

REPORTS TO POLICYOWNERS

Within 30 days after each policy anniversary, we will send you a statement showing, among other things, the amount of the death benefit, the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account, the value of the units in each Investment Account to which the Policy Value is allocated, any Loan Account balance and any interest charged since the last statement, the premiums paid and policy transactions made during the period since the last statement and any other information required by law.

Within 10 days after any transaction involving purchase, sale, or transfer of units of Investment Accounts, we will send a confirmation statement.

You will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

MISCELLANEOUS MATTERS

PORTFOLIO SHARE SUBSTITUTION

--------------------------------------------------------------------------------
Under certain circumstances we may seek to substitute shares of a different Portfolio or fund.
--------------------------------------------------------------------------------

Although we believe it to be highly unlikely, it is possible that in the judgment of our management, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, we may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

We also reserve the right to combine other separate accounts with the Separate Account, to establish additional sub-accounts within the Separate Account, to operate the Separate Account as a management investment company or other form permitted by law, to transfer assets from this Separate Account to another separate account and from another separate account to this Separate Account, and to de-register the Separate Account under the 1940 Act. We would make the change only if permissible under applicable Federal and New York state law.

We will not materially change the investment objectives of the Separate Account without first filing the change with the Insurance Commissioner of the State of New York. You will be advised of any change at the time it is made.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the IRS. We make no representation as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on its tax consequences, is contemplated, you should consult a qualified tax adviser for advice on the tax attributes of the particular arrangement.

TAX STATUS OF THE POLICY

Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. The Secretary of Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

--------------------------------------------------------------------------------
Policies issued on a standard rate basis should qualify as life insurance under the Code.
--------------------------------------------------------------------------------

With respect to a Policy issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets.

For example, the Policy has many more Portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

--------------------------------------------------------------------------------
Generally, you will not be deemed to be in constructive receipt of your Policy Value until there is a distribution.
--------------------------------------------------------------------------------

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, a change of insured, the addition of an accelerated death benefit rider, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC. Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is or is not a MEC.

MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Because of the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. If a premium is received which would cause the Policy to become a MEC within 23 days of the next policy anniversary, we will not apply the portion of the premium which would cause MEC status (excess premium) to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause your Policy to become a MEC more than 23 days prior to the next policy anniversary, we will refund any excess premium to you. The portion of the premium which is not excess will be applied as of the date received. We will advise you of this action and will offer to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, you acknowledge that your Policy is or will become a MEC, we will credit excess premiums that would cause MEC status as of the date received.

Further, if a transaction occurs which reduces the face amount of your Policy during the first seven years, we will retest the Policy, retroactive to the date of purchase, to determine compliance with the seven-pay test based on the lower face amount. As well, if a reduction of the face amount occurs within seven years of a material change, we will retest the Policy for compliance retroactive to the date of the material change. Failure to comply would result in classification as a MEC regardless of any efforts by us to provide a payment schedule that will not violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

--------------------------------------------------------------------------------
Generally, a distribution from a Policy that is not a MEC is taxable to you only to the extent the distribution exceeds your investment in the Policy.
--------------------------------------------------------------------------------

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs will be subject to the following tax rules: First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan. Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions upon surrender) from, or loans taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the policyowner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A distribution from a Policy that is not a MEC is generally treated as a tax-free recovery by the policyowner of the investment in the Policy (described below) to the extent of such investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. Select Loans may, however, be treated as a distribution.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a MEC are subject to the 10% additional tax.

POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, except for the transition rules described in the paragraph below, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed policy cash values under such life insurance policies bears to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the owner, but is the direct or indirect beneficiary under the contract, then the amount of unborrowed cash value of the policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

MULTIPLE POLICIES. All MECs that are issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

OUR TAXES

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for us. We reserve the right to make a charge to premiums to compensate us for the anticipated higher corporate income taxes.

At the present time, we make no charge to the Separate Account for any Federal, state or local taxes that we incur that may be attributable to the Separate Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policies.

DISTRIBUTION OF THE POLICY

MSS is a Delaware limited liability company organized on October 1, 1997, with its principal offices located at 73 Tremont Street, Boston, Massachusetts 02108. MSS acts as the principal underwriter of, and continuously offers, the Policies pursuant to a Distribution Agreement with us. MSS is a subsidiary of Manulife North America, the ultimate parent entity of which is Manulife. MSS is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as our insurance agent. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with MSS who are also licensed by the New York State Insurance Department and appointed with us. The gross first-year compensation paid by us, consisting of commission, expense allowance and General Agent Override, if applicable will not exceed 99% of premiums paid up to the Target Premium and a total of 3% on the excess thereof. Additionally, we may pay renewal compensation consisting of commissions and expense allowance, totaling 3% of premiums paid in years two to 15, and 2% thereafter, plus 0.15% of the Policy Value per annum after the third anniversary

RESPONSIBILITIES ASSUMED BY US AND MSS

We have entered into an agreement with MSS pursuant to which MSS will pay selling broker dealers maximum commission and expense allowance payments pursuant to limitations imposed by New York Insurance Law. We will prepare and maintain all books and records required to be prepared and maintained by MSS with respect to the Policies, and send all confirmations required to be sent by MSS with respect to the Policies. We will pay MSS for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

Manulife has also entered into a Service Agreement with us pursuant to which Manulife or its designee will provide to us all issue, administrative, general services and recordkeeping functions on our behalf with respect to all of our insurance policies including the Policies.

Finally, we may, from time to time at our sole discretion, enter into one or more reinsurance agreements with other life insurance companies, under which policies issued by us may be automatically reinsured, such that our total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

--------------------------------------------------------------------------------
We will vote shares of the Trust attributable to your Policy in accordance with your instructions.
--------------------------------------------------------------------------------

As stated above, we will invest all of the assets held in the sub-accounts of the Separate Account in shares of a particular Portfolio of the Trust. We are the legal owner of those shares and as such have the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, we will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts.

We will vote shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to Policies, in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable Federal securities laws or regulations change so as to permit us to vote shares held in the Separate Account in our own right, we may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio of the Trust. We will determine the number as of a date chosen by us, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable Federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for such action in the next communication to policyowners.

DIRECTORS AND OFFICERS OF MANULIFE NEW YORK

Our Directors and Officers, together with their principal occupations during the past few years, are as follows:

NAME, ADDRESS                    POSITION
AND AGE                        WITH COMPANY           PRINCIPAL OCCUPATION
-------                        ------------           --------------------
Bruce Avedon                   Director*              Consultant (self-employed).
6601 Hitching Post Lane
Cincinnati, OH  45230
Age:  68

John D. DesPrez III            Director*              Senior Vice  President,  Annuities,  Manulife,
73 Tremont Street                                     September 1996 to present; Director and
Boston, MA  02108                                     President, Manulife North America,  September
Age: 40                                               1996  to  present; Vice  President,  Mutual
                                                      Funds, Manulife, January, 1995 to September 1996;
                                                      President and Chief Executive Officer, North
                                                      American Funds, March 1993 to September 1996.

Ruth Ann Flemming              Director*              Homemaker.
145 Western Drive
Short Hills, NJ  07078
Age:  39

Tracy A. Kane                  Secretary and          Assistant Vice President and Counsel,
73 Tremont Street              Counsel                Manulife North America, April 1993 to
Boston, MA  02108                                     Present.
Age:  36

Theodore Kilkuskie             Director*              Senior Vice President, Annuities - 1999 - present,
73 Tremont Street                                     Manulife; Manulife; President, Manulife North America -
Boston, MA  02108                                     1999 - present; Senior Vice President, U.S.
Age:  42                                              Individual Insurance, Manulife, June 1995 to
                                                      present; Executive Vice President, Mutual
                                                      Fund Sales & Marketing, State Street
                                                      Research & Management, March 1994 to
                                                      May 1995.

NAME, ADDRESS                    POSITION
AND AGE                        WITH COMPANY           PRINCIPAL OCCUPATION
-------                        ------------           --------------------
David W. Libbey                Treasurer              Vice President, Finance, Manulife North
73 Tremont Street                                     America, June 1997 to present; Vice
Boston, MA  02108                                     President and Actuary, Second Vice
Age:  49                                              President and Actuary, Paul Revere
                                                      Insurance Group, June 1970 to March 1997.

Neil M. Merkl, Esq.            Director*              Attorney (self-employed), April 1994 to
35-35 161st Street                                    present; Partner, Wilson Elser, Etc., 1979
Flushing, NY  11358                                   to 1994.
Age:  66

Robert C. Perez, Ph.D.         Director*              Associate Professor, Iona College, Hagen
715 North Avenue                                      Business School.
New Rochelle, NY  01801
Age:  70

James P. O'Malley              Director*              Assistant Vice President, Systems New Business
133 Pringle Drive                                     Pensions, Manulife, 1984 to present.
Whitby, Ontario, Canada

John Richardson                Director and Chairman  Executive Vice President and General
200 Bloor Street East          Of the Board of        Manager, U.S. Operations, Manulife,
Toronto, Ontario, Canada       Directors*             January 1995 to present; Senior Vice
M4W 1E5                                               President and General Manager, Canadian
Age:  59                                              Operations, Manulife, June 1992 to
                                                      January 1995.

James K. Robinson              Director*              Attorney, Assistant Secretary, Eastman
7 Summit Drive                                        Kodak Company.
Rochester, NY  14620
Age:  70

A. Scott Logan                 Director* and          Director and President, Wood Logan
1455 East Putnam Avenue         President             Associates, Inc. Senior Vice President
Old Greenwich, CT  06870                              and National Marketing Director,
Age:  59                                              Massachusetts Financial Services.

John G. Vrysen                 Vice President and     Vice President and Chief Financial
73 Tremont Street              Chief Actuary          Officer, U.S. Operations, Manulife, January
Boston, MA  02108                                     1996 to present; prior to January 1996,
Age:  42                                              Vice President and Chief Actuary,
                                                      Manulife North America.

*Each Director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.

STATE REGULATIONS

We are subject to regulation and supervision by the New York Department of Insurance, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions in which we are authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

PENDING LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. You may obtain the omitted information from the SEC's principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact our Service Office.

LEGAL MATTERS

Tracey Anne Kane, Esq., our Secretary and General Counsel, has passed on the legal validity of the Policies. Jones & Blouch L.L.P., Washington, D.C., has passed on certain matters relating to the Federal securities laws.

INDEPENDENT AUDITORS

Our financial statements at December 31, 1998 and 1997 and for the years then ended appearing in this prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth I their reports thereon appearing elsewhere herein. Those financial statements are included herein in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.




YEAR 2000 ISSUES

Preparing computer systems to deal with the Year 2000 risk has become a major issue for businesses throughout the world. Within the group of companies made up of Manulife and its subsidiaries ("Manulife Financial"), a group-wide program has been underway since 1996 to make all critical systems compliant by the end of 1998 and other systems compliant by the end of 1999. Included in this program are all systems applicable to and shared by us with Manulife Financial. Based on a detailed assessment, Manulife Financial determined that a portion of its software needs to be modified or replaced so that its computer systems will function properly into the Year 2000 and beyond. Like most companies, the Year 2000 issue represents a significant challenge for Manulife Financial, and extensive resources have been dedicated to modifying existing software and to converting to new software. However, there can be no assurances that Manulife Financial's systems, nor those of other companies on which Manulife Financial relies, will be fully converted on a timely basis and therefore that all adverse effects on the Company due to the Year 2000 risk will be avoided. Manulife Financial is presently consulting with vendors, customers, subsidiaries, third-parties and other businesses with which it deals to ensure that no material aspect of its, or our operations will be hindered by the Year 2000 risk.

The costs of the project and the date on which Manulife Financial plans to complete the modifications are based on management's best estimates and are subject to some uncertainty. Manulife Financial is using both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The total cost of this program to Manulife Financial is estimated to be $64 million, comprised of $55 million for specifically budgeted programs and $9 million for general contingencies. Manulife Financial has incurred $__ million as at December 31, 1998 of which we will receive an allocation due to its shared systems. The costs allocated are not expected to have a material effect on our net operating income.

FINANCIAL STATEMENTS

Our financial statements included herein should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Policies.

[TO BE INCLUDED BY AMENDMENT.]

                                   APPENDIX A

SAMPLE ILLUSTRATIONS OF POLICY VALUES,
CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of a given age would vary over time if the return on the assets of the Portfolio was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for: deferred underwriting and sales charges, and monthly deductions for administration, cost of insurance and mortality and expense risks. The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by the Portfolios are deducted from the gross return. The illustrations reflect an average of the Trusts' expenses, which is approximately 0.954% on an annual basis. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.949%, 4.994% and 10.937%.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the policy anniversary and that no transfers, partial withdrawals, policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for Federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for male non-smokers, one based on current cost of insurance and monthly administration charges and the other based on the maximum administration charges, deductions from premiums and cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. The current waiver of deductions from premiums and current monthly administration charges and cost of insurance charges are not guaranteed and may be changed. Upon request, we will furnish a comparable illustration based on the proposed life insured's age, sex (unless unisex rates are required by law) and risk class, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, we may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolios for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $5,960 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                               0% Hypothetical                      6% Hypothetical                    12% Hypothetical
                           Gross Investment Return              Gross Investment Return             Gross Investment Return
                        --------------------------------    ---------------------------------   ----------------------------------
End of                               Cash                                 Cash                                Cash
Policy    Accumulated   Policy     Surrender      Death     Policy      Surrender     Death     Policy      Surrender      Death
Year(1)   Premiums(2)   Value(3)   Value(3)(4)   Benefit    Value(3)   Value(3)(4)   Benefit    Value(3)   Value(3)(4)    Benefit
  1        $  6,258     $ 4,614    $     0      $500,000    $  4,925    $      0     $500,000   $  5,237    $      7    $  500,000
  2          12,829       9,407      2,929       500,000      10,324       3,846      500,000     11,278       4,801       500,000
  3          19,728      14,069      7,591       500,000      15,897       9,420      500,000     17,877      11,400       500,000
  4          26,973      18,596     12,119       500,000      21,649      15,172      500,000     25,085      18,608       500,000
  5          34,579      22,981     16,504       500,000      27,577      21,100      500,000     32,955      26,478       500,000
  6          42,566      27,251     21,421       500,000      33,713      27,883      500,000     41,580      35,750       500,000
  7          50,953      31,368     26,186       500,000      40,026      34,844      500,000     50,998      45,816       500,000
  8          59,758      35,336     30,802       500,000      46,528      41,994      500,000     61,293      56,759       500,000
  9          69,004      39,149     35,263       500,000      53,219      49,332      500,000     72,550      68,663       500,000
 10          78,712      42,811     39,572       500,000      60,108      56,869      500,000     84,870      81,631       500,000
 15         135,039      58,611     58,611       500,000      97,596      97,596      500,000    166,561     166,561       500,000
 20         206,927      69,484     69,484       500,000     140,362     140,362      500,000    297,108     297,108       500,000
 25         298,676      74,497     74,497       500,000     189,390     189,390      500,000    507,829     507,829       680,491
 30         415,774      70,948     70,948       500,000     249,721     249,721      500,000    859,860     859,860     1,049,029

----------

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) Manufacturers Securities Services, LLC has voluntarily agreed to waive fees payable to it and/or to reimburse expenses for a period of one year from January 1, 1997 to the extent necessary to prevent the total of advisory fees and expenses for the Quantitative Equity Trust, Real Estate Securities Trust and Capital Growth Bond Trust for such period from exceeding .50% of average net assets. The investment management fees and expenses used to calculate the policy values do not reflect this waiver. If this waiver were reflected in the calculations, Policy Values and Cash Surrender Values would be slightly higher.

(4) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL

INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF THE TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $5,960 ANNUAL PLANNED PREMIUM
                           ASSUMING GUARANTEED CHARGES


                                0% Hypothetical                      6% Hypothetical                       12% Hypothetical
                            Gross Investment Return              Gross Investment Return               Gross Investment Return
                        -------------------------------     ----------------------------------     ---------------------------------
End of                               Cash                                  Cash                                  Cash
Policy    Accumulated    Policy    Surrender     Death       Policy      Surrender      Death       Policy     Surrender      Death
Year(1)   Premiums(2)    Value      Value(3)    Benefit      Value       Value(3)      Benefit      Value       Value(3)     Benefit
  1        $  6,258     $ 4,338     $     0    $500,000     $  4,635     $      0     $500,000     $  4,933     $      0    $500,000
  2          12,829       8,863       2,385     500,000        9,733        3,256      500,000       10,640        4,163     500,000
  3          19,728      13,259       6,782     500,000       14,993        8,516      500,000       16,871       10,394     500,000
  4          26,973      17,526      11,049     500,000       20,418       13,941      500,000       23,674       17,196     500,000
  5          34,579      21,657      15,180     500,000       26,007       19,529      500,000       31,099       24,621     500,000
  6          42,566      25,650      19,821     500,000       31,762       25,932      500,000       39,206       33,376     500,000
  7          50,953      29,495      24,314     500,000       37,679       32,498      500,000       48,054       42,872     500,000
  8          59,758      33,196      28,662     500,000       43,768       39,234      500,000       57,722       53,188     500,000
  9          69,004      36,743      32,857     500,000       50,024       46,137      500,000       68,283       64,397     500,000
 10          78,712      40,139      36,901     500,000       56,456       53,218      500,000       79,835       76,596     500,000
 15         135,039      54,546      54,546     500,000       91,207       91,207      500,000      156,172      156,172     500,000
 20         206,927      63,667      63,667     500,000      130,114      130,114      500,000      277,565      277,565     500,000
 25         298,676      64,609      64,609     500,000      172,001      172,001      500,000      473,143      473,143     634,012
 30         415,774      53,954      53,954     500,000      220,462      220,462      500,000      799,351      799,351     975,209

----------
(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF THE TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $7,450 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                0% Hypothetical                    6% Hypothetical                        12% Hypothetical
                            Gross Investment Return            Gross Investment Return                Gross Investment Return
                        --------------------------------   ---------------------------------    ------------------------------------
End of                                Cash                               Cash                                   Cash
Policy    Accumulated    Policy     Surrender     Death    Policy      Surrender      Death      Policy       Surrender      Death
Year(1)   Premiums(2)   Value(3)   Value(3)(4)   Benefit   Value(3)   Value(3)(4)    Benefit     Value(3)    Value(3)(4)    Benefit
  1        $  7,823     $ 6,067      $    92    $506,067   $  6,466    $    491     $506,466    $    6,866   $      891   $  506,866
  2          16,036      12,279        5,802     512,279     13,459       6,981      513,459        14,686        8,209      514,686
  3          24,660      18,323       11,846     518,323     20,679      14,202      520,679        23,227       16,750      523,227
  4          33,716      24,197       17,720     524,197     28,131      21,654      528,131        32,555       26,077      532,555
  5          43,224      29,892       23,415     529,892     35,812      29,335      535,812        42,734       36,257      542,734
  6          53,208      35,435       29,606     535,435     43,755      37,925      543,755        53,875       48,045      553,875
  7          63,691      40,788       35,606     540,788     51,928      46,746      551,928        66,029       60,847      566,029
  8          74,698      45,953       41,418     545,953     60,341      55,807      560,341        79,297       74,762      579,297
  9          86,255      50,922       47,036     550,922     68,991      65,104      568,991        93,777       89,890      593,777
 10          98,391      55,699       52,461     555,699     77,887      74,648      577,887       109,589      106,350      609,589
 15         168,798      76,419       76,419     576,419    125,987     125,987      625,987       213,281      213,281      713,281
 20         258,658      90,947       90,947     590,947    179,636     179,636      679,636       374,069      374,069      874,069
 25         373,345      98,160       98,160     598,160    238,189     238,189      738,189       624,487      624,487    1,124,487
 30         519,718      95,367       95,367     595,367    303,091     303,091      803,091     1,034,482    1,034,482    1,534,482

----------
(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) Manufacturers Securities Services, LLC has voluntarily agreed to waive fees payable to it and/or to reimburse expenses for a period of one year from January 1, 1997 to the extent necessary to prevent the total of advisory fees and expenses for the Quantitative Equity Trust, Real Estate Securities Trust and Capital Growth Bond Trust for such period from exceeding .50% of average net assets. The investment management fees and expenses used to calculate the policy values do not reflect this waiver. If this waiver were reflected in the calculations, Policy Values and Cash Surrender Values would be slightly higher.

(4) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS,

INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF THE TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $7,450 ANNUAL PLANNED PREMIUM
                           ASSUMING GUARANTEED CHARGES


                                0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                            Gross Investment Return             Gross Investment Return             Gross Investment Return
                         -------------------------------    --------------------------------   ----------------------------------
End of                                Cash                                Cash                               Cash
Policy     Accumulated    Policy    Surrender     Death      Policy     Surrender     Death     Policy     Surrender      Death
Year(1)    Premiums(2)    Value      Value(3)    Benefit     Value       Value(3)    Benefit     Value      Value(3)     Benefit
  1         $  7,823     $ 5,740     $     0    $505,740    $  6,121    $    146    $506,121   $  6,503    $    528    $  506,503
  2           16,036      11,632       5,155     511,632      12,756       6,278     512,756     13,926       7,448       513,926
  3           24,660      17,362      10,885     517,362      19,604      13,127     519,604     22,029      15,552       522,029
  4           33,716      22,927      16,450     522,927      26,668      20,191     526,668     30,876      24,399       530,876
  5           43,224      28,321      21,844     528,321      33,947      27,470     533,947     40,528      34,051       540,528
  6           53,208      33,542      27,712     533,542      41,445      35,616     541,445     51,061      45,232       551,061
  7           63,691      38,578      33,396     538,578      49,155      43,973     549,155     62,547      57,365       562,547
  8           74,698      43,432      38,898     543,432      57,086      52,552     557,086     75,081      70,547       575,081
  9           86,255      48,094      44,208     548,094      65,231      61,344     565,231     88,750      84,864       588,750
 10           98,391      52,566      49,327     552,566      73,599      70,360     573,599    103,668     100,429       603,668
 15          168,798      71,714      71,714     571,714     118,572     118,572     618,572    201,198     201,198       701,198
 20          258,658      84,327      84,327     584,327     167,887     167,887     667,887    351,523     351,523       851,523
 25          373,345      87,135      87,135     587,135     218,065     218,065     718,065    581,560     581,560     1,081,560
 30          519,718      77,092      77,092     577,092     268,832     268,832     768,832    953,480     953,480     1,453,480

----------
(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(5) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF THE TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $15,095 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                0% Hypothetical                      6% Hypothetical                      12% Hypothetical
                            Gross Investment Return                Gross Investment Return             Gross Investment Return
                      ------------------------------------     --------------------------------  -----------------------------------
End of                                Cash                                   Cash                               Cash
Policy   Accumulated    Policy      Surrender       Death       Policy     Surrender     Death    Policy      Surrender      Death
Year(1)  Premiums(2)   Value(3)    Value(3)(4)     Benefit     Value(3)   Value(3)(4)   Benefit   Value(3)   Value(3)(4)    Benefit
  1      $   15,850   $ 10,718       $    920     $500,000     $ 11,478    $  1,681    $500,000  $   12,241  $    2,443   $  500,000
  2          32,492     21,323          6,517      500,000       23,518       8,712     500,000      25,808      11,002      500,000
  3          49,966     31,482         16,676      500,000       35,803      20,997     500,000      40,493      25,688      500,000
  4          68,314     41,474         26,668      500,000       48,630      33,824     500,000      56,712      41,906      500,000
  5          87,580     51,319         36,513      500,000       62,045      47,240     500,000      74,653      59,847      500,000
  6         107,809     60,996         49,151      500,000       76,057      64,213     500,000      94,484      82,640      500,000
  7         129,049     70,346         61,463      500,000       90,539      81,655     500,000     116,264     107,381      500,000
  8         151,351     79,304         73,382      500,000      105,454      99,532     500,000     140,160     134,238      500,000
  9         174,768     87,920         84,959      500,000      120,880     117,919     500,000     166,476     163,514      500,000
 10         199,356     96,193         96,193      500,000      136,853     136,853     500,000     195,507     195,507      500,000
 15         342,015    136,983        136,983      500,000      233,079     233,079     500,000     405,181     405,181      500,000
 20         524,087    157,932        157,932      500,000      349,158     349,158     500,000     758,043     758,043      811,106
 25         756,463    115,990        115,990      500,000      496,668     496,668     521,502   1,327,514   1,327,514    1,393,890
 30       1,053,039          0(5)           0(5)   500,000(5)   689,148     689,148     723,606   2,229,147   2,229,147    2,340,604

----------
(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2)   Assumes net interest of 5% compounded annually.

(3) Manufacturers Securities Services, LLC has voluntarily agreed to waive fees payable to it and/or to reimburse expenses for a period of one year from January 1, 1997 to the extent necessary to prevent the total of advisory fees and expenses for the Quantitative Equity Trust, Real Estate Securities Trust and Capital Growth Bond Trust for such period from exceeding .50% of average net assets. The investment management fees and expenses used to calculate the policy values do not reflect this waiver. If this waiver were reflected in the calculations, Policy Values and Cash Surrender Values would be slightly higher.

(4) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF THE TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A

PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                         $15,095 ANNUAL PLANNED PREMIUM
                           ASSUMING GUARANTEED CHARGES



                             0% Hypothetical               6% Hypothetical                    12% Hypothetical
                        Gross Investment Return         Gross Investment Return            Gross Investment Return
                      ----------------------------    -----------------------------    ----------------------------------
End of                           Cash                             Cash                                Cash
Policy   Accumulated   Policy  Surrender    Death      Policy   Surrender    Death      Policy      Surrender      Death
Year(1)  Premiums(2)   Value    Value(3)   Benefit      Value    Value(3)   Benefit     Value       Value(3)      Benefit

   1     $   15,850   $10,042   $   244   $500,000    $ 10,765  $    968   $500,000   $   11,492   $    1,694   $  500,000
   2         32,492    19,891     5,085    500,000      21,968     7,162    500,000       24,136        9,331      500,000
   3         49,966    29,243    14,437    500,000      33,316    18,510    500,000       37,739       22,934      500,000
   4         68,314    38,087    23,282    500,000      44,804    29,998    500,000       52,398       37,592      500,000
   5         87,580    46,390    31,584    500,000      56,406    41,601    500,000       68,202       53,397      500,000
   6        107,809    54,120    42,275    500,000      68,102    56,257    500,000       85,264       73,419      500,000
   7        129,049    61,242    52,359    500,000      79,868    70,984    500,000      103,712       94,829      500,000
   8        151,351    67,701    61,778    500,000      91,663    85,741    500,000      123,685      117,763      500,000
   9        174,768    73,429    70,467    500,000     103,441   100,479    500,000      145,343      142,382      500,000
  10        199,356    78,355    78,355    500,000     115,153   115,153    500,000      168,884      168,884      500,000
  15        342,015    90,953    90,953    500,000     175,935   175,935    500,000      333,980      333,980      500,000
  20        524,087    68,122    68,122    500,000     233,252   233,252    500,000      626,484      626,484      670,338
  25        756,463      0(4)      0(4)    500,000(4)  279,609   279,609    500,000    1,107,520    1,107,520    1,162,896
  30      1,053,039      0(4)      0(4)    500,000(4)  306,873   306,873    500,000    1,864,482    1,864,482    1,957,706

----------
(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2) Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF THE TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $17,920 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES



                                0% Hypothetical                   6% Hypothetical                    12% Hypothetical
                           Gross Investment Return            Gross Investment Return            Gross Investment Return
                       ------------------------------      -------------------------------    ----------------------------------
 End of                             Cash                                Cash                                  Cash
 Policy   Accumulated  Policy     Surrender    Death       Policy     Surrender     Death       Policy      Surrender     Death
 Year(1)  Premiums(2)  Value(3)  Value(3)(4)  Benefit      Value(3)  Value(3)(4)   Benefit     Value(3)    Value(3)(4)   Benefit

     1    $   18,816   $ 13,394   $  2,184   $513,394      $ 14,315   $  3,105     $514,315   $   15,238   $    4,028   $  515,238
     2        38,573     26,532     11,726    526,532        29,199     14,393      529,199       31,980       17,174      531,980
     3        59,317     39,066     24,261    539,066        44,313     29,508      544,313       50,001       35,196      550,001
     4        81,099     51,294     36,488    551,294        59,960     45,155      559,960       69,733       54,927      569,733
     5       103,970     63,237     48,431    563,237        76,181     61,375      576,181       91,363       76,557      591,363
     6       127,985     74,872     63,028    574,872        92,966     81,122      592,966      115,050      103,205      615,050
     7       153,200     86,015     77,132    586,015       110,145    101,261      610,145      140,795      131,911      640,795
     8       179,676     96,580     90,658    596,580       127,634    121,712      627,634      168,703      162,780      668,703
     9       207,476    106,619    103,658    606,619       145,490    142,529      645,490      199,032      196,071      699,032
    10       236,666    116,124    116,124    616,124       163,709    163,709      663,709      232,006      232,006      732,006
    15       406,022    160,845    160,845    660,845       268,285    268,285      768,285      458,720      458,720      958,720
    20       622,169    174,194    174,194    674,194       367,040    367,040      867,040      795,725      795,725    1,295,725
    25       898,033    101,614    101,614    601,614       392,033    392,033      892,033    1,236,159    1,236,159    1,736,159
    30     1,250,113       0(5)       0(5)    500,000(5)    323,023    323,023      823,023    1,844,482    1,844,482    2,344,482

----------
(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2) Assumes net interest of 5% compounded annually.

(3) Manufacturers Securities Services, LLC has voluntarily agreed to waive fees payable to it and/or to reimburse expenses for a period of one year from January 1, 1997 to the extent necessary to prevent the total of advisory fees and expenses for the Quantitative Equity Trust, Real Estate Securities Trust and Capital Growth Bond Trust for such period from exceeding .50% of average net assets. The investment management fees and expenses used to calculate the policy values do not reflect this waiver. If this waiver were reflected in the calculations, Policy Values and Cash Surrender Values would be slightly higher.

(4) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE

FUNDS OF THE TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $17,920 ANNUAL PLANNED PREMIUM
                           ASSUMING GUARANTEED CHARGES


                              0% Hypothetical                      6% Hypothetical                      12% Hypothetical
                          Gross Investment Return               Gross Investment Return              Gross Investment Return
                        -----------------------------       -----------------------------       ---------------------------------
End of                              Cash                                Cash                                  Cash
Policy   Accumulated    Policy    Surrender    Death         Policy   Surrender    Death        Policy      Surrender      Death
Year(1)  Premiums(2)     Value     Value(3)   Benefit        Value     Value(3)   Benefit        Value       Value(3)     Benefit

   1     $   18,816    $ 12,621    $  1,411   $512,621      $ 13,499    $  2,289    $513,499   $   14,380   $    3,170   $  514,380
   2         38,573      24,908      10,102    524,908        27,440      12,634     527,440       30,080       15,274      530,080
   3         59,317      36,543      21,738    536,543        41,506      26,701     541,506       46,889       32,084      546,889
   4         81,099      47,506      32,701    547,506        55,669      40,864     555,669       64,882       50,076      564,882
   5        103,970      57,749      42,944    557,749        69,871      55,066     569,871       84,112       69,306      584,112
   6        127,985      67,227      55,382    567,227        84,052      72,208     584,052      104,639       92,794      604,639
   7        153,200      75,888      67,005    575,888        98,146      89,262     598,146      126,524      117,641      626,524
   8        179,676      83,659      77,737    583,659       112,056     106,134     612,056      149,808      143,886      649,808
   9        207,476      90,453      87,492    590,453       125,669     122,708     625,669      174,519      171,558      674,519
  10        236,666      96,179      96,179    596,179       138,860     138,860     638,860      200,684      200,684      700,684
  15        406,022     108,762     108,762    608,762       198,852     198,852     698,852      363,211      363,211      863,211
  20        622,169      79,172      79,172    579,172       226,343     226,343     726,343      576,018      576,018    1,076,018
  25        898,033        0(4)        0(4)    500,000(4)    180,769     180,769     680,769      833,780      833,780    1,333,780
  30      1,250,113        0(4)        0(4)       0(4)         8,085       8,085     508,085    1,124,290    1,124,290    1,624,290

----------
(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

(2) Assumes net interest of 5% compounded annually.

(3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 5 Policy Years.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF THE TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

DEFINITIONS

The following terms have the following meanings when used in this Prospectus:

ADDITIONAL RATING -- an addition to the cost of insurance rate for insureds who do not meet at least the underwriting requirements of the standard risk class.

BUSINESS DAY -- any day that the New York Stock Exchange is open for trading and trading is not restricted. The net asset value of the underlying shares of a sub-account of the Separate Account will be determined at the end of each Business Day.

CASH SURRENDER VALUE -- the Policy Value less the deferred sales charge, the deferred underwriting charge and any outstanding monthly deductions due.

EFFECTIVE DATE -- the date that we become obligated under the Policy and when the first monthly deductions are taken.

FIXED ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in our general account.

GUIDELINE ANNUAL PREMIUM (GAP) -- used to determine the proportion of premiums and the Policy Value attributable to an increase in Face Amount for the purpose of calculating the new Deferred Sales Charge after such increase.

INITIAL PREMIUM -- at least 1/12 of the Target Premium. The Initial Premium must be received within 60 days after the policy date.

INVESTMENT ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

ISSUE AGE -- the age on the nearest birthday, at policy date, as shown in the Policy.

LOAN ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

MATURITY DATE - the Policy anniversary nearest the life insured's attained age 100.

MODIFIED POLICY DEBT -- as of any date, the Policy Debt plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%.

MONTHLY NO LAPSE GUARANTEE PREMIUM -- 1/12 of the No Lapse Guarantee Premium.

NET CASH SURRENDER VALUE -- the Cash Surrender Value less Policy Debt.

NET POLICY VALUE -- the Policy Value less the value in the Loan Account.

NET PREMIUM -- amount of premium allocated to the Investment Accounts or Fixed Account. It equals gross premiums less the deduction for state, local and Federal taxes.

NO LAPSE GUARANTEE -- Our guarantee that the Policy will not go into default even if a combination of Policy loans, adverse investment experience and other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a policy month.

NO LAPSE GUARANTEE CUMULATIVE PREMIUM TEST -- a test that, if satisfied in the No Lapse Guarantee Period, will maintain the No Lapse Guarantee. To satisfy the No Lapse Guarantee Cumulative Premium Test, the sum of premiums paid, less withdrawals, and less Policy loans must equal or exceed the sum of No Lapse Guarantee Premiums since issue as at the beginning of each policy month.

NO LAPSE GUARANTEE PERIOD -- is the first 5 policy years for life insureds with an issue age up to and including 85. It is not offered to life insureds whose Issue Age exceeds 85.

NO LAPSE GUARANTEE PREMIUM -- is a measure of premium used in determining compliance with the No Lapse Guarantee Cumulative Premium Test. The No Lapse Guarantee premium for each policyowner is set forth in the Policy.

PLANNED PREMIUM -- The premium the policyowner plans to pay periodically. Subject to certain requirements of law, the Planned Premium may be changed at any time.

POLICY DATE -- The date from which policy years, policy months and policy anniversaries are determined. Monthly deductions are due on the policy date. If a check for at least the Initial Premium accompanies the application, the policy date is the date the application and check are received at the Service Office. If an application accepted by us is not accompanied by a check for the Initial Premium, the policy will be issued with a policy date which is 7 days after issuance of the policy.

POLICY DEBT -- as of any date, the aggregate amount of policy loans, including borrowed interest, less any loan repayments.

POLICY VALUE -- the sum of the values in the Loan Account, the Fixed Account and the Investment Accounts.

SELECT LOAN -- A loan on which the differential between the interest credited and the interest charged is currently 0%; provided, however, if at some time in the future it is determined that the current differential could cause the loan to be treated as a taxable distribution under any applicable ruling, regulation or court decision, we have the right to increase the differential on all subsequent Select Loans either (i) to an amount that may be presented in such ruling, regulation or court decision that would result in the transaction being treated as a loan under Federal tax law or (ii) if no amount is prescribed, to an amount that we feel would be more likely to result in the transaction being treated as a loan under Federal tax law.

SELECT LOAN AMOUNT -- the amount of any Select Loan.

SERVICE OFFICE -- the office designated to service the Policies, which is shown on the cover page of this prospectus.

SURRENDER CHARGE PERIOD -- the period (usually 15 years) following issuance of the Policy or any increase in face amount during which surrender charges may be assessed if the Policy is surrendered or lapsed, the face amount is decreased or a partial withdrawal takes place.

TARGET PREMIUM -- a premium amount used to measure the maximum deferred sales charge under a Policy. The Target Premium for the initial face amount is set forth in the Policy. The policyowner will be advised of the Target Premium for any increase in face amount.

WITHDRAWAL TIER AMOUNT -- as of any date, the net Cash Surrender Value at the previous anniversary multiplied by 10%.

                                     PART II
                                OTHER INFORMATION

UNDERTAKINGS

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940, as amended.

The Manufacturers Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the policies issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Rule 484 Undertaking.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.


Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


         The facing sheet;
         The Prospectus, consisting of 44 pages;
         Representation pursuant to Section 26 of the Investment Company Act of 1940
         The signatures;
         Written consents of the following persons:
         Tracy A. Kane, Esq., Counsel (to be filed by amendment)
         John G. Vrysen, Chief Actuary (to be filed by amendment)
         Ernst & Young LLP (to be filed by amendment)
         Jones & Blouch L.L.P. (to be filed by amendment)


The following exhibits are filed as part of this Registration Statement:

     1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

         A(1) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I were previously filed in the Registrant's initial registration statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997.

         A(2)              Not applicable.

         A(3)(a) Underwriting and Distribution Agreement between The Manufacturers Life Insurance Company of New York (Depositor) and Manufacturers Securities Services, LLC (Underwriter) is incorporated by reference to Exhibit (b)(3)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(3)(b) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufactures Securities Services, LLC (Underwriter), Selling Broker Dealers, and General Agent is incorporated by reference to Exhibit (b)(3)(b) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(3)(c)           Not applicable.

         A(4)              Not applicable.


         A(5) Form of Flexible Premium Variable Life Insurance Policy is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

         A(6)(a)(i)        Declaration of Intention and Charter of First North
                           American Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form
                           N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of
                           New York Separate Account A.

         A(6)(a)(ii)       Certificate of amendment of the Declaration of
                           Intention and Charter of First North American Life
                           Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York
                           Separate Account A.

         A(6)(a)(iii)      Certificate of amendment of the Declaration of
                           Intention and Charter of The Manufacturers Life
                           Insurance Company of New York is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form
                           N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of
                           New York Separate Account A.

         (A)(6)(b) By-laws of The Manufacturers Life Insurance Company of New York are incorporated by reference to Exhibit
                           (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

         A(7)              Not applicable.


         A(8)(a) Form of Reinsurance Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (USA) is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.


         A(8)(b) Administrative Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(8)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.


         A(8)(c) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.


         A(9)              Not applicable.

         A(10)(a) Form of Application for Flexible Premium Variable Life Insurance Policy is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.


         A(10)(b) Form of supplement to the Application for Flexible Premium Variable Life Insurance Policy is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

     2. Consents of the following:


         A Opinion and consent of Tracy A. Kane, Esq., Secretary and Counsel of The Manufacturers Life Insurance Company of New York (to be filed by amendment)
         B Consent of John G. Vrysen, Chief Actuary of The Manufacturers Life Insurance Company of New York (to be filed by amendment)
         C Consent of Jones & Blouch LLP (to be filed by amendment)
         D Consent of Ernst & Young LLP (to be filed by amendment)
         E Consent of Coopers & Lybrand, L.L.P. (to be filed by amendment)


     3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

     4.  Not applicable.

     5.  Not applicable.

     6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies is incorporated by reference to the Registrant's registration statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997.


     7. Powers of Attorney are incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 the registrant, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and Commonwealth of Massachusetts, on the 23rd day of February, 1999.


                                      THE MANUFACTURERS LIFE INSURANCE
                                       COMPANY OF NEW YORK SEPARATE
                                             ACCOUNT B
                                            (Registrant)

                                      By: THE MANUFACTURERS LIFE INSURANCE
                                        COMPANY OF NEW YORK
                                            (Depositor)


                                      By: /s/ A. SCOTT LOGAN
                                         ___________________
                                         A. Scott Logan
                                         President



  Attest


  /s/ TRACY A. KANE
  _______________________
  Tracy A. Kane
  Secretary

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of l933, this registration statement has been signed by the following persons in the capacities indicated on this 23rd day of February, 1999.


SIGNATURE                                   TITLE                                  DATE


/s/ A. SCOTT LOGAN                          Director and President              February 23, 1999
_____________________                       (Principal Executive                (Date)
A. Scott Logan                              Officer)

*____________________                       Chairman of the Board               February 23, 1999
John D. Richardson                          of Directors                        (Date)

*_____________________                      Director                            February 23, 1999
John D. DesPrez, III                                                            (Date)

*_____________________                      Director                            February 23, 1999
Ruth Ann Flemming                                                               (Date)

*_____________________                      Director                            February 23, 1999
Neil M. Merkl                                                                   (Date)

*_____________________                      Director                            February 23, 1999
Robert C. Perez                                                                 (Date)

*_____________________                      Director                            February 23, 1999
James K. Robinson                                                               (Date)

*_____________________                      Director                            February 23, 1999
Theodore Kilkuskie                                                              (Date)

*_____________________                      Director                            February 23, 1999
Bruce Avedon                                                                    (Date)

*_____________________                      Director                            February 23, 1999
Bruce Gordon                                                                    (Date)

/s/ David W. LIBBEY                        Treasurer (Principal                February 23, 1999
______________________                      Financial and Accounting            (Date)
David W. Libbey                             Officer)



*By:     /s/ TRACY A. KANE                                                      February 23, 1999
         Tracy A. Kane                                                          (Date)
         Attorney-in-Fact Pursuant
         to Powers of Attorney